Exhibit 99.1

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2012 GLOBAL LOSS TRIANGLES

Global Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current only as of December 31, 2012. Allied World Assurance Company Holdings, AG (“Allied World”, the “Company”, “we”, “us” or “our”) is under no obligation (and expressly disclaims any such obligation) to update or revise this report, whether as a result of new information, future events or otherwise. Nothing contained in this report is or should be relied upon as a promise or representation as to the future. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development data, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. Information presented in this report may differ materially from that reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in the United States due to differences in foreign exchange rates, exclusions, the impact of premium adjustments and other adjustments. This report is a supplement to the Company’s financial disclosures and should be read in conjunction with the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission (the “SEC”). This report shall not be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this report reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the Company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in the Company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2012 GLOBAL LOSS TRIANGLES

I.	EXECUTIVE SUMMARY

Overview

A critical component of financial reporting for insurance and reinsurance companies is to accurately estimate potential losses and associated loss expenses on risks that have been insured or reinsured. This report is Allied World’s release of its Global Loss Triangles (“GLTs”) as of December 31, 2012. For your convenience, we have included a glossary beginning on page 39 of selected insurance and reinsurance terms.

We establish a reserve for losses and loss expenses to cover our estimated liability for the payment of all losses and loss expenses incurred with respect to earned premiums on the policies and treaties that we write. This reserve is a balance sheet liability representing estimates of losses and loss expenses we are required to pay for insured or reinsured claims that have occurred as of or before the balance sheet date.

The process of establishing loss reserves can be complex and is subject to considerable variability as it requires the use of judgment regarding numerous items, including future litigation trends, future inflation trends, new laws and regulations, attachment points and timing of payments. Actuarial estimates of these reserves are subject to potential errors of estimation, which could be significant, as they are based upon the outcomes of future events. The estimates are even more difficult for a company such as Allied World, as many of our casualty lines of business have relatively high attachment points (often exceeding $100 million) and relatively high net limits (with $25 million being a typical maximum). Those characteristics make some of our casualty lines subject to claims that are very low in frequency (the number of actual claims), but very high in severity (the average claim size). The combination of low frequency and high severity exacerbates the difficulty in establishing loss reserves for Allied World. We caution that an attempt to evaluate our loss reserves using exclusively the data presented in this report could be misleading.

The reserve for losses and loss expenses is comprised of two main elements: outstanding loss reserves, also known as “case reserves,” and reserves for losses incurred but not reported (“IBNR”). Outstanding loss reserves relate to known claims and represent management’s best estimate of the likely loss settlement cost. Thus, there is a significant amount of estimation involved in determining the likely loss payment. IBNR reserves require judgment because they relate primarily to unreported events that, based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to have occurred and are reasonably likely to result in a loss to the Company. IBNR reserves also relate to estimated development of reported events that based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to reach our attachment point and are reasonably likely to result in a loss to the Company.

IBNR is the estimated liability for (1) claims that have occurred but have not yet been reported as well as (2) changes in the values of claims that have been reported to us but are not yet settled. Each claim is settled individually based upon its merits and it is not unusual for a claim to take years after being reported to settle, especially if legal action is involved. As a result, reserves for losses and loss expenses include significant estimates for IBNR reserves.

The reserve for IBNR is estimated by management for each line of business based on various factors, including underwriters’ expectations about loss experience, actuarial analysis, comparisons with the results of industry benchmarks and loss experience to date. The reserve for IBNR is calculated as the ultimate amount of losses and loss expenses less cumulative paid losses and loss expenses and case reserves. Our actuaries employ generally accepted actuarial methodologies to determine estimated ultimate loss reserves.

When estimating IBNR reserves, we segregate the Company’s insurance and reinsurance loss and exposure data into over 110 classes in total. Within each class, the business is further segregated by treaty year, accident year or report year. Professional liability and healthcare lines of business are reviewed on a report year basis due to the claims-made nature of the underlying contracts. Our general casualty insurance business is a mixture of claims-made and loss-occurring contracts. Since the Company’s formation in November 2001, 59% of our gross earned premiums and 61% of our net earned premiums have been associated with occurrence policies for our general casualty insurance business.

Generally, initial actuarial estimates of IBNR reserves not related to a single event (such as a catastrophe) are based upon the expected loss ratio method applied to each class of business. Actual paid losses and case reserves are subtracted from the expected ultimate losses to derive the IBNR reserves. The initial expected loss ratio used in the expected loss ratio method involve managerial judgments and are based upon historical information for the class of business, which includes historic loss ratios, market conditions, changes in pricing, policy terms and conditions, peer analysis, underwriting changes, changes in claims emergence and other factors that may influence expected ultimate losses. Over time, the actuarial estimates for our non-property lines of business generally become a blend of the Bornhuetter-Ferguson reported loss method (the “B-F method”) and the expected loss ratio method. The B-F method incorporates actual reported loss data and expected unreported losses, which is a function of the initial expected loss ratio and the expected loss emergence pattern, to determine an estimate of ultimate losses. The B-F method is often appropriate for lines of business where there is limited actual loss data and/or a relatively less stable pattern of loss emergence. For additional details on the B-F method, see “IV. Selected Excerpts from Allied World’s 2012 10-K Disclosure – Expected Loss Ratio Method” and “– B-F Method.”

These actuarial methods may be inappropriate for lines of business with very low frequency and high severity and in certain specific situations, such as catastrophe losses. In such situations, specific knowledge of the open claims, the underlying exposures, ceded reinsurance, litigation trends, the types of coverages involved and the changes in the frequency or severity of the claim may be used to establish reserves.

Multiple estimates of ultimate losses using a variety of actuarial methods are calculated for many of our classes of business for each year of loss experience. Our actuaries review each class of business and each year of loss experience and determine the most appropriate point estimate based upon the characteristics of the particular class of business and other relevant factors as described above. Once our actuaries make their determination of the most appropriate point estimate for each class of business and for each year of loss experience, both gross and net of reinsurance, this information is aggregated and presented to management for consideration in establishing the recorded reserves for losses and loss expenses.

Limitations of the Reserving Processes

Reserving actuaries, especially in personal lines and mid-market commercial lines companies, often employ standard actuarial loss development methods to project ultimate losses from triangles of paid and reported losses. These methods rely on an assumption that losses develop consistently from one year to the next, and for the expected loss ratio and B-F methods, on the assumption that an initial expected loss ratio and expected emergence pattern can be accurately selected. However, Allied World writes complex lines of business, including excess casualty insurance and reinsurance, which often do not have the consistent patterns of reported losses that personal lines and mid-market commercial lines companies do.

Projections of ultimate losses require a significant amount of estimation and judgment based on a variety of factors. We strongly caution against any assumption that standard loss projection techniques applied mechanically can alone be used to estimate ultimate losses for our data as the outcome of such a simplistic approach would lead to misleading results and inaccurate conclusions. Reasons to avoid simplistic projections include:

•

Allied World has only been in existence since November 2001 and many of our GLTs lack sufficient actuarial credibility to project ultimate losses and do not have the history to accurately estimate the development of losses beyond ten years.

•

Allied World acquired Darwin Professional Underwriters, Inc. and its subsidiaries (“Darwin”) in October 2008. The loss triangles from Darwin have been merged into Allied World’s GLTs. However, it is likely that the historical loss emergence patterns from the Darwin business are substantially different from the historical loss patterns of the business written by Allied World due to different attachment point profiles, different policy forms (nearly all Darwin policies are claims-made) and differing claims department philosophies.

•	As many of our casualty lines can have relatively low frequency and relatively high severity losses, the absence or emergence of only a few losses can distort our paid and reported GLTs.

•

Our U.S. direct insurance business has been generally growing faster than our international direct insurance business. The difference in the business mix between these two insurance businesses and the lower attachment point profile of the U.S. business can cause historical loss development not to be appropriate for future loss development.

•

Some of our largest reinsurance treaties have special characteristics, such as loss corridors, annual aggregate deductibles or swing-rated premiums that cannot be considered in a simplistic aggregate projection.

•	We have had changes in our underwriting philosophy over time, exiting or paring back some classes of business and in other classes changing coverage terms and conditions.

•

Losses develop differently for different classes of business. The aim of the GLTs contained herein is to present our loss development experience in an informative format, while protecting proprietary Company information. Accordingly, we do not show our 110+ reserving classes, but rather have aggregated them into nine classes, which represent different geographies, pricing environments, legislative climates and policy forms and which will not be as homogeneous as our actual reserving classes would be if reported individually.

•

Paid loss development patterns are considerably longer than the corresponding reported loss development patterns and can produce for many of our classes of business extremely volatile indications, particularly within the first several years of development.

•	For several classes of business, pricing conditions have changed in recent years. The extrapolation of losses and loss expense ratios from prior periods to current periods would not be appropriate.

In addition to these factors, the global credit crisis and the effects of inflation (as discussed in more detail below) could adversely impact our ultimate losses and cause our projections and judgments regarding our expected loss reserves to differ materially from the ultimate losses we may incur.

Global Credit Crisis – Worldwide financial and housing markets have experienced extreme volatility and disruption in recent years. As a result of the global credit crisis, the following reserving classes have been impacted:

•	direct insurance professional liability lines (primarily the 2007 and 2008 report years), and

•	reinsurance professional liability lines (primarily the 2006 through 2008 treaty years).

There continues to be increased uncertainty around the ultimate losses for the years referenced above. This is mainly attributable to the higher volume of reported claims and the higher proportion of open claims for these years compared to earlier years at the same stage of development. In addition, these reported claims have caused higher reported losses and ALAE ratios for these years compared to earlier years at similar stages of development. As a result, the ultimate loss development patterns on these years may differ from prior years. The uncertainty is increased by the fact that we have relatively high average attachment points for many of these potential credit crisis-related claims for our direct insurance business and by the fact that we often provide D&O side A cover. On side A cover, we are required to provide coverage to directors and officer for claims alleging negligence or malfeasance if such claims are not indemnified by the insured.

Our reserves for these lines of business are based on a detailed analysis of all open claims that considers attachment points, exposed limits, coverage provided and litigation trends as well as quarterly, in-depth discussions with members of our claims department and underwriting staff.

Inflation – Losses and loss expense reserves can be impacted by social and judicial inflation. Higher than expected inflation can negatively impact the costs of claims as it may cause an increase in frequency (the number of actual claims) and severity (the average claim size). Though our reserving techniques factor in inflation through the use of expected loss ratios derived from our pricing models, which consider the effects of inflation, and through the use of industry loss development patterns that go back as far as 1984, losses and loss expense reserves can be impacted by unexpected changes in inflation rates. We do not explicitly account for excessive inflation in our reserves.

Treaty Year Projections

Data organized by treaty year assigns claims and premiums to the year in which the assumed reinsurance contract incepted. As such, a treaty year may cover claims spanning several accident years. This has two primary implications for estimating ultimate loss reserves. First, the payment and reporting patterns are generally slower to develop than for the data presented by accident year or report year. This means that it is even more critical that premium-based reserving methods, such as the expected loss ratio method or the B-F method, are used for the more recent years rather than loss development methods that can be distorted by small movements in actual paid or reported loss activity due to the application of large loss development factors. Second, treaty years for which premium is not fully earned require an adjustment to the indicated reserves to reflect only the portion of the ultimate treaty year losses that are associated with losses that have occurred prior to the evaluation date. This is typically done by developing an ultimate loss ratio estimate for the full treaty year and applying this loss ratio to the earned premiums from the treaty year.

II.	RECONCILIATION OF GLOBAL LOSS TRIANGLES TO DECEMBER 31, 2012 FINANCIAL STATEMENTS

The tables below provide a reconciliation of our presented GLTs to our audited financial statements as of and for the year ended December 31, 2011 and 2012, respectively.

(Expressed in U.S. dollars in thousands)

Paid Losses and Paid LAE in 2011 Calendar Year

Consolidated GLTs – net paid losses and ALAE[1]	$640,874
Paid losses and paid ALAE from excluded catastrophes	21,289
Paid ULAE	21,906
Foreign exchange and other	742

Paid losses and paid LAE in 2011 calendar year per 10-K	$684,811

Paid Losses and Paid LAE in 2012 Calendar Year

Consolidated GLTs – net paid losses and ALAE[1]	$798,111
Paid losses and paid ALAE from excluded catastrophes	37,071
Paid ULAE	26,494
Foreign exchange and other	(709)

Paid losses and paid LAE in 2012 calendar year per 10-K	$860,967

Incurred Losses and Incurred LAE in 2011 Calendar Year

Consolidated GLTs – net reported losses and ALAE[1]	$835,518
Reported losses and reported ALAE from excluded catastrophes	48,073
Reported ULAE	21,906
Change in IBNR	61,024
Foreign exchange and other	(7,365)

Incurred losses and incurred LAE in 2011 calendar year per 10-K	$959,156

Incurred Losses and Incurred LAE in 2012 Calendar Year

Consolidated GLTs – net reported losses and ALAE[1]	$894,216
Reported losses and reported ALAE from excluded catastrophes	71,437
Reported ULAE	26,494
Change in IBNR	147,319
Foreign exchange and other	(202)

Incurred losses and incurred LAE in 2012 calendar year per 10-K	$1,139,264

1.	Excludes losses from the following catastrophes: 2004 Hurricanes/Tropical Storms Charlie, Frances, Jeanne and Ivan; 2005 Hurricanes/Tropical Storms Katrina, Rita and Wilma; 2008 Hurricanes/Tropical Storms Gustav and Ike; 2010 Chilean Earthquake; 2011 Japanese Earthquake/Tsunami; 2012 Superstorm Sandy.

III.	GLOBAL LOSS TRIANGLES

Basis of Presentation

For the basis of this presentation, we have split our data into nine classes of GLTs, four for our direct insurance business and five for our reinsurance business. They are listed below:

Direct Insurance Business	Reinsurance Business

• Property	• Property Catastrophe

• General Casualty	• Property Other

• Professional Liability Lines	• General Casualty

• Healthcare	• Professional Liability Lines

• Other Reinsurance

•	Our direct insurance general casualty business contains a mix of claims-made, occurrence-reported and occurrence policy forms.

General Casualty
Distribution of Gross Premiums Written
Underwriting Year	Claims-Made	Occurrence- Reported	Occurrence	Total

2002	20.3%	26.1%	53.6%	100.0%
2003	16.6%	30.0%	53.4%	100.0%
2004	20.3%	30.7%	49.0%	100.0%
2005	14.4%	35.2%	50.4%	100.0%
2006	16.1%	32.3%	51.6%	100.0%
2007	16.5%	35.5%	48.0%	100.0%
2008	16.3%	29.8%	54.0%	100.0%
2009	10.9%	22.2%	67.0%	100.0%
2010	11.3%	19.3%	69.4%	100.0%
2011	11.1%	15.4%	73.6%	100.0%
2012	9.3%	13.4%	77.3%	100.0%

•	Our reinsurance business classified as “other reinsurance” includes accident and health, workers’ compensation catastrophe coverage, aviation, crop and marine.

•

Our reinsurance business is presented separately from our direct insurance business as we show the reinsurance classes on a treaty year basis. Many reinsurance treaties do not provide sufficient detail to split losses and loss adjustment expenses accurately by accident year or report year.

•	Our nine classes were selected to create categories that were relatively homogeneous yet were not so small as to have insufficient actuarial credibility.

•	Our GLTs are presented in thousands of U.S. dollars, reflecting conversions from local currencies based upon the date on which the transactions were entered into the Company’s systems.

Description of Data Presented

For each class of business, earned premiums are presented both gross and net of external reinsurance, with intercompany reinsurance transactions not being reflected in the GLTs. For classes of business within our reinsurance lines, these premiums are presented on a treaty year basis. For all other classes of business, the net earned premiums are presented on a calendar year basis. GLTs that show cumulative paid losses and ALAE, gross and net of reinsurance, are presented for each class of business. In addition, we present GLTs of cumulative reported losses and ALAE (paid plus case reserves), gross and net of reinsurance, for each class of business. For the reinsurance classes of business, the GLTs are presented on a treaty year basis. For direct insurance business, property classes of business are presented on an accident year basis. Our general casualty classes of business are a blend of policies where losses can be triggered by either report date or accident date, so the paid and reported losses are a blend of report year and accident year data. The remaining casualty classes of business, including professional liability and healthcare, are presented on a report year basis. These conventions match the standard industry reserving practices for reinsurance and direct insurance, respectively.

Case reserves for Allied World’s reinsurance classes are generally established based upon reports received from ceding companies as we generally “follow their fortunes.” Additional case reserves may be established by Allied World to reflect our estimated ultimate cost of a loss. Any such additional case reserves have been included in the presented reinsurance GLTs.

The premiums in our reinsurance lines are often based upon estimates by the ceding companies. At the end of the treaty year, these estimates will be replaced by actual premiums. In addition, some of our reinsurance treaties may have premiums that are swing-rated subject to reinstatement premiums. The presented premium data is subject to future adjustments, either upwards or downwards, based upon these factors.

Large Losses

Loss development associated with the following six groups of catastrophic losses have been excluded from the GLTs for all lines except for property catastrophe reinsurance: (1) 2004 hurricanes, (2) 2005 hurricanes, (3) 2008 hurricanes, (4) 2010 Chilean Earthquake, (5) 2011 Japanese Earthquake/Tsunami and (6) 2012 Superstorm Sandy. These events have been excluded from the GLTs due to their magnitude in order to avoid distortions in the development factors and indicated reserve levels. Reserves for these events are not based on aggregate development statistics, but rather on ground-up, exposure-based assessments reflecting information provided by insureds and cedents on an insurance policy-by-policy and reinsurance contract-by-contract basis. Separate information is provided on these catastrophic events including gross and net paid losses, reported losses and IBNR as of December 31, 2012.

GLT Class Details

Insurance Lines of Business

Property – Our property insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 12 and 16). The vast majority of the ceded reinsurance we have purchased for our direct property class of business is written as quota share reinsurance, with a smaller portion written as facultative reinsurance. We have not removed losses associated with recoveries from any catastrophe covers as we have excluded major catastrophes already from the data. The major catastrophes removed from our property insurance GLTs, as well as from our “property other reinsurance” and our “other reinsurance” GLTs discussed below, include:

•	2004 – Hurricanes/Tropical Storms Charlie, Frances, Jeanne and Ivan;

•	2005 – Hurricanes/Tropical Storms Katrina, Rita and Wilma;

•	2008 – Hurricanes/Tropical Storms Gustav and Ike;

•	2010 – Chilean Earthquake;

•	2011 – Japanese Earthquake/Tsunami; and

•	2012 – Superstorm Sandy.

It should be noted that we removed all property losses associated with these events, even after such storms may have weakened and moved inland. For our property insurance GLTs, the total amounts excluded from these storms are as follows:

	Gross		Net of Reinsurance
	Paid	Reported	Paid	Reported
	(Dollars in Millions)		(Dollars in Millions)
2004 Events	$170.1	$170.8	$149.7	$150.1
2005 Events	$458.4	$459.1	$190.7	$191.1
2008 Events	$97.8	$99.7	$61.9	$63.1
2010 Events	$64.9	$65.5	$50.6	$51.0
2011 Events	$34.6	$54.5	$24.4	$38.2
2012 Events	$8.9	$81.2	$7.2	$64.9

Our property book of business has shifted over time. Over the last several years, we have de-emphasized energy classes of business, which included such industry classes as mining, chemical plants, pulp and paper manufacturing and refiners. In addition, our Bermuda property book of business (which is included in the property insurance GLTs) has evolved from largely being a primary insurance account based book of business to where we now write many accounts on an excess basis.

General Casualty – Our general casualty insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 13 and 17). Our Bermuda and European casualty books of business are comprised largely of Fortune 1000-type accounts with generally high attachment points with medians between $80 million and $100 million. Historically, about 57% to 59% of the earned premiums have come from occurrence policies. This percentage grew to 77% in 2012 as our business mix has shifted to more occurrence business as we expanded our U.S.

underwriting platform. The vast majority of the ceded reinsurance we have purchased for the casualty class of business has been either quota share reinsurance or surplus treaty reinsurance. The general casualty book has changed over time, with pharmaceutical and energy classes being de-emphasized in Bermuda and with the business underwritten in the United States (which generally has a lower attachment point profile) shrinking in the 2005-2007 calendar years and growing in the 2008-2012 calendar years.

Professional Liability Lines – Our professional liability lines insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 14 and 18). Professional liability lines include directors and officers liability, errors & omissions liability, D&O side A cover, employment practices liability insurance, crime and fiduciary liability business. Similar to our casualty lines of business, our Bermuda and European professional liability lines are comprised largely of Fortune 1000 and FTSE 1000-type accounts with generally high attachment points with medians between $80 million and $100 million. It is not uncommon for the Company to “ventilate” an account, which means the Company underwrites two excess layers with differing attachment points. Our U.S. professional liability book has a very different profile, with a portion of the business underwritten on a primary basis for smaller, non-Fortune 1000 accounts. Common classes include insurance agencies, psychologists/counselors and smaller law firms. Our professional liability lines book of business, excluding crime, is written on claims-made and occurrence-reported basis and virtually none of this business is written on an occurrence basis (regardless of where it is written). Crime insurance is written on a losses discovered basis.

Healthcare – Our healthcare insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 15 and 19). Our healthcare book of business is written on a claims-made and occurrence-reported basis and has virtually no business written on occurrence policy forms. The Bermuda healthcare group writes gross lines of up to $25 million, with average attachment points of around $45 million. This business is largely comprised of large hospitals, but does include managed care organizations and healthcare systems. The U.S. healthcare business has a much lower attachment point profile than the international book of business, with much of the U.S. business being written on a primary basis. It includes smaller hospitals and hospital systems, managed care organizations and medical facilities such as home care providers, specialized surgery and rehabilitation centers, and outpatient clinics. Our Bermuda business also writes some accounts on a primary basis, although typically over a large deductible.

Reinsurance Lines of Business

Property Catastrophe – Our property catastrophe reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 20 and 25). This business is excess-of-loss property catastrophe reinsurance. Typically, it has a relatively short tail.

Property Other – Our property other reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 21 and 26). This line contains our entire property reinsurance book of business, excluding property catastrophe coverages, and is written as either excess-of-loss reinsurance or quota share reinsurance.

General Casualty – Our general casualty reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 22 and 27). This business is essentially comprised of any business that does not fit into the other casualty classes. It is largely umbrella casualty business that contains some workers’ compensation business. This business can be written as either excess-of-loss reinsurance or quota share reinsurance.

Professional Liability Lines – Our professional liability lines reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 23 and 28). This business is largely written on a claims-made basis. Lines of business include employment practices liability insurance, medical malpractice, directors and officers, errors and omissions and miscellaneous professional classes and transactional risk liability. Some of our larger treaties can have complex structures, including swing-rated premiums, loss corridors and annual aggregate deductibles. This business is written as either excess-of-loss reinsurance or quota share reinsurance.

Other Reinsurance – Our other reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 24 and 29). This business is a mixture of miscellaneous lines including accident and health (which is predominantly catastrophe driven), workers’ compensation catastrophe, aviation, crop and marine. The marine treaties were impacted by various hurricanes (specifically Ivan, Katrina, Rita, Ike and Gustav) which went through the Gulf of Mexico.

For our other reinsurance and property other GLTs, the total amounts excluded from the 2004, 2005, 2008, 2010, 2011 and 2012 events discussed above are as follows:

	Gross		Net of Reinsurance
	Paid	Reported	Paid	Reported
	(Dollars in Millions)		(Dollars in Millions)
2004 Events	$38.3	$40.3	$38.3	$40.3
2005 Events	$93.0	$95.9	$86.0	$88.9
2008 Events	$1.5	$5.8	$1.5	$5.8
2010 Events	$0.1	$0.8	$0.1	$0.8
2011 Events	$0.1	$5.2	$0.1	$5.2
2012 Events	$0.7	$10.0	$0.7	$10.0

December 2012 Global Loss Triangles - Direct Insurance

Excluding large losses

U.S. dollars in thousands

Property Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	2,584	29,354	46,287	51,590	56,582	56,687	56,776	56,675	56,700	56,701	56,701
2003	50,572	136,299	198,801	217,328	218,048	217,531	221,698	221,688	221,846	221,814
2004	38,251	153,141	203,006	217,517	229,205	232,011	233,997	234,829	237,674
2005	91,198	228,634	308,207	354,253	366,892	365,434	367,337	365,380
2006	30,040	103,621	172,546	201,132	208,659	210,277	212,916
2007	43,151	129,076	169,655	186,261	191,756	199,710
2008	75,528	155,973	198,875	210,168	218,452
2009	24,044	64,420	74,513	77,316
2010	44,677	107,035	128,648
2011	52,142	115,930
2012	21,849

Reported Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	18,005	55,432	58,559	59,169	57,437	56,848	57,987	56,707	56,700	56,701	56,701
2003	146,467	208,054	228,434	232,111	227,106	224,146	222,856	222,651	222,550	222,481
2004	132,453	223,557	246,425	247,612	244,839	239,798	238,060	235,425	238,232
2005	224,245	353,712	382,922	384,183	382,139	370,420	368,929	366,287
2006	157,140	225,124	235,681	222,453	219,524	215,327	217,148
2007	189,533	227,570	227,509	220,583	221,004	220,826
2008	263,049	265,851	240,547	229,376	226,406
2009	89,871	89,436	88,222	85,366
2010	114,296	156,419	155,811
2011	156,249	188,553
2012	72,864

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	9%	28%	30%	30%	29%	29%	30%	29%	29%	29%	29%
2003	30%	43%	47%	48%	47%	46%	46%	46%	46%	46%
2004	23%	40%	44%	44%	43%	42%	42%	42%	42%
2005	47%	74%	80%	81%	80%	78%	77%	77%
2006	36%	51%	53%	50%	50%	49%	49%
2007	45%	54%	54%	52%	52%	52%
2008	74%	74%	67%	64%	63%
2009	33%	33%	32%	31%
2010	49%	67%	67%
2011	69%	84%
2012	28%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	196,237	56,701	—	56,701	0	56,701	28.9%	0
2003	483,719	221,814	667	222,481	182	222,664	46.0%	850
2004	565,327	237,674	558	238,232	84	238,317	42.2%	643
2005	476,481	365,380	907	366,287	227	366,514	76.9%	1,134
2006	441,138	212,916	4,232	217,148	1,354	218,503	49.5%	5,586
2007	423,468	199,710	21,115	220,826	3,334	224,160	52.9%	24,450
2008	357,588	218,452	7,954	226,406	1,856	228,262	63.8%	9,810
2009	272,873	77,316	8,050	85,366	1,874	87,240	32.0%	9,924
2010	233,716	128,648	27,163	155,811	6,465	162,275	69.4%	33,627
2011	225,599	115,930	72,623	188,553	27,285	215,838	95.7%	99,908
2012	260,345	21,849	51,015	72,864	45,005	117,869	45.3%	96,020

Total	3,936,490	1,856,389	194,285	2,050,674	87,668	2,138,342	54.3%	281,953

December 2012 Global Loss Triangles - Direct Insurance

U.S. dollars in thousands

General Casualty Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	0	0	185	464	2,848	4,691	5,591	6,574	7,802	8,662	9,887
2003	0	461	16,019	18,500	29,401	55,140	57,458	57,463	57,487	57,534
2004	0	21	90	634	5,507	8,516	19,470	24,754	31,861
2005	15	26,548	31,396	63,544	65,785	118,117	118,386	120,531
2006	—	274	2,591	34,249	84,696	108,738	108,776
2007	107	7,235	9,707	13,553	26,963	29,224
2008	1,319	8,351	26,339	47,500	53,168
2009	309	8,309	36,402	60,422
2010	1,045	61,109	132,702
2011	8,380	28,876
2012	8,699

Reported Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	1,429	618	989	552	6,299	15,616	16,506	17,369	23,361	22,058	32,290
2003	23	13,124	25,852	33,579	58,980	59,141	57,667	57,575	57,537	57,534
2004	1,007	540	816	915	7,822	24,831	25,154	34,193	35,432
2005	30,852	109,619	113,339	119,923	124,573	124,781	123,362	149,613
2006	165	30,097	39,318	90,005	92,725	108,758	108,816
2007	4,131	15,419	15,970	32,500	37,670	38,733
2008	8,193	26,768	52,114	52,723	56,855
2009	1,876	35,225	49,792	70,495
2010	70,055	131,974	159,289
2011	34,513	109,349
2012	57,620

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	2%	1%	1%	1%	7%	18%	19%	20%	27%	25%	37%
2003	0%	5%	10%	13%	23%	23%	22%	22%	22%	22%
2004	0%	0%	0%	0%	2%	7%	8%	10%	11%
2005	10%	37%	38%	40%	42%	42%	41%	50%
2006	0%	11%	14%	33%	34%	39%	40%
2007	2%	6%	6%	12%	14%	15%
2008	3%	11%	21%	22%	23%
2009	1%	13%	19%	27%
2010	24%	45%	55%
2011	10%	33%
2012	14%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	88,051	9,887	22,403	32,290	6,851	39,141	44.5%	29,254
2003	257,017	57,534	—	57,534	31,383	88,917	34.6%	31,383
2004	332,389	31,861	3,571	35,432	50,132	85,565	25.7%	53,704
2005	297,511	120,531	29,082	149,613	47,792	197,405	66.4%	76,874
2006	275,405	108,776	40	108,816	60,858	169,674	61.6%	60,898
2007	264,680	29,224	9,509	38,733	84,914	123,647	46.7%	94,423
2008	243,673	53,168	3,687	56,855	122,290	179,145	73.5%	125,978
2009	265,068	60,422	10,073	70,495	130,349	200,845	75.8%	140,423
2010	290,498	132,702	26,587	159,289	151,482	310,772	107.0%	178,069
2011	333,193	28,876	80,473	109,349	190,310	299,658	89.9%	270,783
2012	410,540	8,699	48,921	57,620	251,859	309,479	75.4%	300,780

Total	3,058,025	641,679	234,348	876,027	1,128,220	2,004,247	65.5%	1,362,568

December 2012 Global Loss Triangles - Direct Insurance

U.S. dollars in thousands

Professional Liability Lines Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	10	61	5,225	13,909	45,884	59,860	59,930	59,944	59,984	62,538
2003	20	80	603	802	6,002	16,936	17,238	26,397	26,479	27,620
2004	15	683	7,406	29,477	30,403	39,004	48,452	48,571	48,702
2005	95	3,328	7,370	23,528	24,320	44,267	44,547	44,851
2006	296	6,850	44,815	59,330	88,030	97,134	111,154
2007	1,401	12,296	41,310	66,992	77,189	91,900
2008	2,750	22,943	46,656	103,602	162,596
2009	6,051	31,866	52,805	68,037
2010	9,628	43,547	70,837
2011	15,377	70,623
2012	17,676

Reported Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	2,010	7,062	23,775	28,000	47,706	60,648	59,930	59,944	59,984	62,538
2003	60	243	858	6,255	33,468	41,460	44,712	42,038	43,597	43,237
2004	434	1,692	8,106	32,701	55,437	55,592	61,361	60,795	60,926
2005	3,931	15,625	48,363	51,426	50,281	58,062	58,190	59,136
2006	41,225	52,944	92,820	120,819	133,887	185,213	184,305
2007	11,223	47,137	111,624	143,673	135,584	124,918
2008	17,483	86,164	126,011	175,230	214,571
2009	20,752	62,075	79,290	92,917
2010	30,731	70,628	107,204
2011	47,123	120,843
2012	47,124

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	0%	3%	12%	40%	47%	80%	102%	101%	101%	101%	105%
2003	0%	0%	0%	3%	14%	17%	19%	18%	18%	18%
2004	0%	1%	3%	10%	17%	17%	19%	19%	19%
2005	1%	4%	14%	15%	14%	16%	17%	17%
2006	10%	13%	23%	31%	34%	47%	47%
2007	3%	11%	26%	33%	31%	29%
2008	4%	19%	28%	38%	47%
2009	4%	12%	16%	18%
2010	6%	15%	23%
2011	10%	25%
2012	9%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	59,558	62,538	—	62,538	2,830	65,368	109.8%	2,830
2003	237,656	27,620	15,617	43,237	29,946	73,183	30.8%	45,563
2004	321,801	48,702	12,224	60,926	22,655	83,581	26.0%	34,879
2005	352,174	44,851	14,285	59,136	30,963	90,099	25.6%	45,248
2006	395,104	111,154	73,151	184,305	51,885	236,190	59.8%	125,036
2007	431,009	91,900	33,019	124,918	98,364	223,283	51.8%	131,383
2008	457,068	162,596	51,975	214,571	117,500	332,071	72.7%	169,475
2009	506,027	68,037	24,880	92,917	235,452	328,369	64.9%	260,332
2010	475,224	70,837	36,367	107,204	217,280	324,484	68.3%	253,647
2011	478,865	70,623	50,219	120,843	232,461	353,304	73.8%	282,681
2012	537,257	17,676	29,448	47,124	317,495	364,619	67.9%	346,943

Total	4,251,742	776,535	341,186	1,117,721	1,356,831	2,474,552	58.2%	1,698,017

December 2012 Global Loss Triangles - Direct Insurance

U.S. dollars in thousands

Healthcare Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	835	2,158	3,209	5,533	8,008	8,020	8,023	8,025	8,025	8,027
2003	1	4,202	11,148	13,777	14,724	18,198	18,756	20,074	20,104	23,203
2004	2	852	5,892	9,738	12,694	13,229	13,379	13,786	15,325
2005	277	2,861	4,941	10,255	11,122	11,692	13,475	13,647
2006	381	4,009	5,864	12,839	16,034	19,443	22,350
2007	944	7,190	17,307	20,125	23,303	32,100
2008	793	9,776	18,469	28,147	34,461
2009	6,586	16,658	27,066	38,919
2010	2,139	12,037	32,365
2011	1,931	15,556
2012	1,919

Reported Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	130	1,350	5,450	8,985	8,910	8,444	8,121	8,086	8,046	8,042	8,027
2003	345	11,153	20,246	20,723	20,529	23,625	23,160	23,420	23,793	25,905
2004	1,849	6,406	12,190	14,720	14,999	16,045	15,928	15,944	17,967
2005	5,566	11,649	15,497	14,435	13,384	13,710	14,639	15,443
2006	5,666	11,753	13,222	17,022	19,082	24,650	23,322
2007	3,773	15,281	24,537	37,172	39,822	45,816
2008	3,801	19,115	33,315	40,238	45,251
2009	10,999	29,590	48,454	73,176
2010	11,731	38,663	77,261
2011	10,204	50,594
2012	15,083

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	0%	3%	14%	23%	22%	21%	20%	20%	20%	20%	20%
2003	0%	15%	27%	27%	27%	31%	30%	31%	31%	34%
2004	2%	5%	10%	12%	12%	13%	13%	13%	15%
2005	4%	9%	11%	11%	10%	10%	11%	11%
2006	4%	8%	9%	11%	13%	16%	16%
2007	3%	10%	17%	25%	27%	31%
2008	2%	11%	20%	24%	27%
2009	6%	15%	25%	37%
2010	5%	17%	35%
2011	4%	22%
2012	6%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	39,904	8,027	—	8,027	2,137	10,164	25.5%	2,137
2003	76,140	23,203	2,702	25,905	4,001	29,907	39.3%	6,703
2004	120,800	15,325	2,642	17,967	6,324	24,291	20.1%	8,965
2005	136,577	13,647	1,796	15,443	11,043	26,487	19.4%	12,839
2006	150,401	22,350	972	23,322	12,900	36,222	24.1%	13,872
2007	147,720	32,100	13,715	45,816	8,330	54,146	36.7%	22,045
2008	170,600	34,461	10,789	45,251	33,018	78,269	45.9%	43,807
2009	197,314	38,919	34,257	73,176	39,569	112,745	57.1%	73,827
2010	222,171	32,365	44,896	77,261	66,685	143,946	64.8%	111,581
2011	228,445	15,556	35,037	50,594	91,274	141,868	62.1%	126,312
2012	237,910	1,919	13,164	15,083	125,046	140,129	58.9%	138,210

Total	1,727,981	237,873	159,972	397,845	400,327	798,172	46.2%	560,299

December 2012 Global Loss Triangles - Direct Insurance

Excluding large losses

U.S. dollars in thousands

Property Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	2,572	27,085	39,606	43,638	48,955	49,063	49,154	49,054	49,066	49,067	49,067
2003	49,208	118,094	163,485	175,303	175,715	175,379	179,293	179,283	179,378	179,392
2004	25,256	94,518	131,352	141,420	148,139	149,307	150,467	150,907	152,189
2005	40,373	99,880	138,713	161,091	165,024	165,290	166,393	164,486
2006	12,871	46,209	76,773	87,886	93,293	94,060	95,230
2007	20,325	62,106	79,511	86,918	89,091	94,204
2008	38,751	84,955	109,698	117,040	121,119
2009	15,993	42,846	50,242	53,634
2010	29,325	67,717	83,323
2011	31,764	79,874
2012	17,121

Reported Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	15,359	48,581	50,631	50,905	49,787	49,206	50,347	49,066	49,066	49,067	49,067
2003	130,863	173,192	187,840	187,279	182,859	180,769	179,873	179,676	179,641	179,619
2004	83,824	136,345	156,171	159,157	156,810	153,693	152,326	151,247	152,540
2005	99,789	152,456	173,462	173,122	172,390	167,846	167,108	164,600
2006	65,486	96,268	101,170	99,127	97,845	96,643	98,153
2007	91,985	107,261	107,409	105,592	105,695	105,889
2008	153,019	152,847	136,537	128,392	126,912
2009	59,002	61,631	60,966	60,584
2010	70,807	99,749	100,179
2011	109,475	134,352
2012	56,045

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	9%	28%	29%	30%	29%	29%	29%	29%	29%	29%	29%
2003	37%	49%	53%	53%	51%	51%	50%	50%	50%	50%
2004	25%	41%	47%	48%	47%	46%	46%	45%	46%
2005	44%	67%	76%	76%	76%	74%	74%	73%
2006	34%	50%	53%	52%	51%	51%	51%
2007	51%	59%	60%	59%	59%	59%
2008	88%	88%	79%	74%	73%
2009	41%	43%	43%	42%
2010	55%	78%	78%
2011	78%	96%
2012	30%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	171,696	49,067	—	49,067	0	49,067	28.6%	0
2003	356,275	179,392	227	179,619	84	179,703	50.4%	311
2004	333,170	152,189	350	152,540	34	152,574	45.8%	384
2005	226,828	164,486	114	164,600	84	164,684	72.6%	198
2006	190,783	95,230	2,923	98,153	611	98,764	51.8%	3,534
2007	180,460	94,204	11,686	105,889	1,536	107,425	59.5%	13,222
2008	173,790	121,119	5,794	126,912	1,148	128,060	73.7%	6,942
2009	142,872	53,634	6,950	60,584	1,411	61,995	43.4%	8,361
2010	128,427	83,323	16,856	100,179	5,429	105,608	82.2%	22,285
2011	139,897	79,874	54,479	134,352	21,234	155,586	111.2%	75,713
2012	184,340	17,121	38,925	56,045	35,142	91,187	49.5%	74,066

Total	2,228,538	1,089,637	138,303	1,227,940	66,713	1,294,652	58.1%	205,016

December 2012 Global Loss Triangles - Direct Insurance

U.S. dollars in thousands

General Casualty Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	0	0	185	464	2,848	4,691	5,591	6,574	7,802	8,662	9,887
2003	0	461	16,018	18,499	29,401	55,139	57,457	57,462	57,486	57,533
2004	0	14	77	506	5,053	7,545	16,465	21,746	28,834
2005	15	26,496	31,126	60,576	62,700	93,736	93,977	95,881
2006	—	266	2,570	29,999	56,694	72,659	72,688
2007	90	6,212	7,646	11,171	23,180	25,344
2008	1,114	5,663	18,971	35,915	39,859
2009	308	5,891	25,347	45,889
2010	932	33,959	81,399
2011	6,911	24,609
2012	8,513

Reported Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	1,429	618	989	552	6,299	15,616	16,506	17,369	23,361	22,058	32,290
2003	23	13,124	25,852	33,578	58,980	59,140	57,666	57,574	57,536	57,533
2004	1,007	533	803	668	7,208	21,354	21,803	30,832	32,091
2005	30,852	85,663	89,087	95,511	100,049	100,281	98,800	123,397
2006	165	27,081	35,290	61,938	63,445	72,671	72,728
2007	4,081	13,364	13,836	28,498	31,557	32,539
2008	5,543	19,509	39,067	39,434	42,650
2009	1,875	23,928	32,781	51,965
2010	46,228	81,263	100,472
2011	29,292	67,676
2012	43,065

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	2%	1%	1%	1%	7%	18%	19%	20%	27%	25%	37%
2003	0%	6%	11%	14%	25%	25%	25%	25%	25%	25%
2004	0%	0%	0%	0%	3%	8%	8%	11%	12%
2005	13%	36%	38%	40%	42%	42%	42%	52%
2006	0%	13%	16%	29%	30%	34%	34%
2007	2%	7%	7%	15%	16%	17%
2008	3%	12%	24%	24%	26%
2009	1%	14%	19%	30%
2010	24%	42%	51%
2011	13%	30%
2012	16%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	88,051	9,887	22,403	32,290	6,851	39,141	44.5%	29,254
2003	233,589	57,533	—	57,533	28,450	85,983	36.8%	28,450
2004	271,160	28,834	3,256	32,091	40,637	72,727	26.8%	43,893
2005	236,587	95,881	27,515	123,397	37,921	161,318	68.2%	65,436
2006	214,376	72,688	40	72,728	47,261	119,989	56.0%	47,301
2007	192,097	25,344	7,195	32,539	61,334	93,873	48.9%	68,529
2008	162,750	39,859	2,791	42,650	80,397	123,048	75.6%	83,188
2009	172,403	45,889	6,076	51,965	79,814	131,779	76.4%	85,890
2010	195,237	81,399	19,073	100,472	93,718	194,190	99.5%	112,791
2011	222,493	24,609	43,068	67,676	116,787	184,464	82.9%	159,855
2012	274,263	8,513	34,551	43,065	157,625	200,689	73.2%	192,176

Total	2,263,007	490,436	165,970	656,406	750,795	1,407,201	62.2%	916,765

December 2012 Global Loss Triangles - Direct Insurance

U.S. dollars in thousands

Professional Liability Lines Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	10	61	5,225	13,909	45,884	59,860	59,930	59,944	59,984	62,538
2003	20	80	603	799	5,997	15,424	15,727	24,885	24,967	26,108
2004	15	681	7,403	29,464	30,384	38,983	48,431	48,537	48,664
2005	95	3,328	7,272	18,291	19,043	40,954	41,214	41,518
2006	266	4,296	34,123	48,611	70,853	79,956	93,976
2007	1,312	11,982	36,732	56,952	66,212	77,668
2008	2,728	20,856	38,433	81,913	130,147
2009	5,938	30,737	51,066	65,484
2010	9,575	43,251	69,631
2011	15,257	65,775
2012	17,643

Reported Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	2,010	7,062	23,775	28,000	47,706	60,648	59,930	59,944	59,984	62,538
2003	60	243	858	6,252	31,963	39,947	43,200	40,526	42,085	41,725
2004	434	1,690	8,102	32,688	55,417	55,570	61,340	60,761	60,888
2005	3,931	12,613	40,988	43,748	42,802	54,727	54,855	55,801
2006	41,109	40,424	77,728	97,820	112,069	162,521	161,730
2007	10,557	30,869	79,692	107,002	112,600	106,267
2008	15,136	72,016	104,703	144,350	174,785
2009	20,418	59,130	74,956	86,672
2010	30,527	68,384	101,151
2011	46,013	113,706
2012	45,869

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	0%	3%	12%	40%	47%	80%	102%	101%	101%	101%	105%
2003	0%	0%	0%	3%	14%	17%	19%	17%	18%	18%
2004	0%	1%	3%	11%	18%	18%	20%	20%	20%
2005	1%	4%	13%	13%	13%	17%	17%	17%
2006	12%	12%	23%	28%	33%	47%	47%
2007	3%	9%	23%	31%	32%	30%
2008	4%	21%	31%	42%	51%
2009	5%	15%	19%	22%
2010	9%	19%	28%
2011	13%	32%
2012	12%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	59,558	62,538	—	62,538	2,830	65,368	109.8%	2,830
2003	232,141	26,108	15,617	41,725	29,205	70,930	30.6%	44,822
2004	304,642	48,664	12,224	60,888	21,501	82,388	27.0%	33,725
2005	326,766	41,518	14,283	55,801	29,566	85,367	26.1%	43,849
2006	343,955	93,976	67,754	161,730	48,540	210,270	61.1%	116,294
2007	349,869	77,668	28,600	106,267	86,614	192,881	55.1%	115,214
2008	341,088	130,147	44,638	174,785	89,174	263,960	77.4%	133,812
2009	386,618	65,484	21,189	86,672	183,045	269,717	69.8%	204,234
2010	355,310	69,631	31,520	101,151	152,421	253,572	71.4%	183,941
2011	354,064	65,775	47,931	113,706	153,467	267,173	75.5%	201,398
2012	374,339	17,643	28,226	45,869	206,511	252,380	67.4%	234,736

Total	3,428,350	699,152	311,982	1,011,134	1,002,872	2,014,007	58.7%	1,314,854

December 2012 Global Loss Triangles - Direct Insurance

U.S. dollars in thousands

Healthcare Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132
2002	—	835	2,158	3,209	5,533	8,008	8,020	8,023	8,025	8,025	8,027
2003	1	4,202	11,148	13,777	14,724	18,198	18,756	20,074	20,104	23,203
2004	2	841	5,881	9,727	12,683	13,218	13,368	13,775	15,315
2005	237	2,681	4,577	9,493	10,026	10,549	11,912	12,068
2006	308	2,652	4,428	8,749	11,948	14,604	16,824
2007	934	6,029	15,608	18,396	21,564	25,807
2008	789	7,893	15,849	25,510	31,383
2009	4,581	14,167	24,529	36,001
2010	2,135	12,032	31,645
2011	1,902	15,010
2012	1,905

Reported Loss & ALAE
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	130	1,350	5,450	8,985	8,910	8,444	8,121	8,086	8,046	8,042	8,027
2003	345	11,153	20,246	20,723	20,529	23,625	23,160	23,420	23,793	25,905
2004	1,846	6,395	12,054	14,584	14,863	15,909	15,917	15,933	17,957
2005	5,197	10,142	13,483	12,473	11,766	12,116	12,937	13,753
2006	4,267	8,926	10,239	12,740	14,827	17,791	17,796
2007	3,603	13,040	22,295	31,659	34,971	35,581
2008	3,786	16,754	29,522	35,794	38,252
2009	8,941	26,830	45,270	62,051
2010	11,044	37,973	69,468
2011	9,943	48,178
2012	15,062

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	0%	3%	14%	23%	22%	21%	20%	20%	20%	20%	20%
2003	0%	15%	27%	28%	27%	31%	31%	31%	32%	35%
2004	2%	6%	10%	13%	13%	14%	14%	14%	16%
2005	4%	9%	11%	11%	10%	10%	11%	12%
2006	3%	7%	8%	10%	12%	14%	14%
2007	3%	11%	19%	27%	30%	30%
2008	3%	13%	22%	27%	29%
2009	6%	18%	30%	41%
2010	7%	22%	41%
2011	6%	28%
2012	9%

Accident	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	39,904	8,027	—	8,027	2,137	10,164	25.5%	2,137
2003	75,002	23,203	2,702	25,905	4,001	29,907	39.9%	6,703
2004	114,883	15,315	2,642	17,957	6,324	24,280	21.1%	8,965
2005	118,565	12,068	1,686	13,753	8,955	22,709	19.2%	10,641
2006	124,024	16,824	972	17,796	10,210	28,005	22.6%	11,182
2007	117,748	25,807	9,774	35,581	7,705	43,286	36.8%	17,479
2008	131,356	31,383	6,869	38,252	24,524	62,776	47.8%	31,394
2009	150,165	36,001	26,050	62,051	28,937	90,988	60.6%	54,987
2010	169,545	31,645	37,823	69,468	47,254	116,722	68.8%	85,077
2011	173,460	15,010	33,168	48,178	62,343	110,521	63.7%	95,511
2012	175,947	1,905	13,157	15,062	89,074	104,135	59.2%	102,231

Total	1,390,599	217,187	134,842	352,030	291,464	643,494	46.3%	426,306

December 2012 Global Loss Triangles - Reinsurance

U.S. dollars in thousands

Property Catastrophe Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	101	2,131	4,161	4,194	4,310	4,310	4,336	4,336	4,336	4,336	4,336
2003	3,977	6,251	6,882	6,831	6,843	7,235	7,237	7,237	7,237	7,237
2004	17,379	47,475	55,350	57,786	59,259	60,040	60,489	60,852	61,286
2005	35,255	121,814	141,709	148,497	151,206	152,497	152,998	153,327
2006	710	8,912	9,671	9,829	9,903	9,917	9,917
2007	3,999	12,770	12,511	12,767	12,561	12,603
2008	15,798	26,979	30,619	32,007	33,204
2009	269	905	2,977	4,139
2010	3,798	54,580	76,523
2011	22,254	64,133
2012	26,282

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	3,041	5,163	4,370	4,390	4,372	4,371	4,356	4,356	4,336	4,336	4,336
2003	6,172	7,561	7,009	6,920	6,939	7,235	7,237	7,237	7,237	7,237
2004	33,642	56,808	59,396	60,325	60,712	61,073	60,889	61,110	61,373
2005	130,142	151,004	151,495	153,665	154,739	155,285	155,383	155,317
2006	3,275	9,580	9,885	10,172	10,131	10,136	10,131
2007	17,051	15,664	13,584	13,412	12,847	12,778
2008	31,318	32,595	33,106	33,901	33,952
2009	2,557	5,613	5,246	5,281
2010	32,490	86,547	103,457
2011	89,719	123,934
2012	55,315

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	12%	15%	13%	13%	13%	13%	13%	13%	13%	13%	13%
2003	13%	13%	12%	12%	12%	12%	12%	12%	12%	12%
2004	62%	86%	90%	91%	92%	92%	92%	92%	93%
2005	178%	180%	181%	183%	185%	185%	185%	185%
2006	6%	14%	15%	15%	15%	15%	15%
2007	25%	19%	16%	16%	15%	15%
2008	63%	49%	49%	50%	51%
2009	4%	7%	6%	6%
2010	31%	64%	76%
2011	64%	63%
2012	31%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,846	4,336	0	4,336	—	4,336	12.8%	0
2003	58,868	7,237	0	7,237	—	7,237	12.3%	0
2004	66,178	61,286	87	61,373	12	61,386	92.8%	100
2005	83,838	153,327	1,991	155,317	393	155,711	185.7%	2,384
2006	67,029	9,917	213	10,131	21	10,152	15.1%	234
2007	83,675	12,603	175	12,778	8	12,787	15.3%	183
2008	66,915	33,204	748	33,952	239	34,191	51.1%	987
2009	83,264	4,139	1,142	5,281	290	5,571	6.7%	1,432
2010	136,296	76,523	26,934	103,457	6,894	110,351	81.0%	33,829
2011	195,282	64,133	59,801	123,934	18,825	142,759	73.1%	78,626
2012	175,910	26,282	29,033	55,315	56,458	111,772	63.5%	85,490

Total	1,051,101	452,988	120,125	573,112	83,141	656,253	62.4%	203,266

December 2012 Global Loss Triangles - Reinsurance

Excluding large losses

U.S. dollars in thousands

Property Other Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	1,994	14,146	21,254	24,533	26,202	27,034	27,241	27,550	27,573	27,588	27,587
2003	1,794	9,960	13,446	16,264	17,931	18,421	18,892	19,262	19,340	19,374
2004	949	7,461	11,995	14,439	15,598	17,294	17,210	17,405	17,442
2005	5,111	23,166	29,796	31,025	42,623	46,347	46,594	47,527
2006	3,793	17,679	23,689	27,465	29,525	29,862	29,924
2007	717	8,668	12,738	14,733	15,753	19,398
2008	3,920	10,738	12,479	14,966	15,195
2009	4,664	12,112	18,692	21,638
2010	5,835	20,289	29,650
2011	4,003	22,074
2012	5,422

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	3,082	17,552	26,185	27,026	27,589	27,756	27,588	27,715	27,606	27,628	27,603
2003	6,313	14,931	17,064	19,609	19,904	19,931	20,437	19,891	19,427	19,377
2004	7,729	9,571	14,654	16,236	16,650	17,180	17,493	17,538	17,528
2005	6,675	33,802	43,645	45,360	45,571	46,163	46,136	47,257
2006	9,307	23,794	30,449	30,525	30,085	30,377	30,259
2007	3,360	23,153	24,853	23,927	23,660	20,075
2008	9,627	15,156	15,746	16,123	16,068
2009	11,574	20,126	21,982	23,031
2010	13,219	34,080	36,749
2011	16,736	38,181
2012	19,163

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	17%	28%	41%	42%	43%	43%	43%	43%	43%	43%	43%
2003	19%	22%	24%	28%	29%	30%	31%	30%	29%	29%
2004	16%	13%	20%	22%	22%	23%	23%	23%	23%
2005	15%	43%	57%	59%	59%	60%	60%	62%
2006	19%	35%	45%	45%	44%	45%	44%
2007	14%	57%	60%	57%	56%	48%
2008	42%	46%	48%	49%	48%
2009	51%	58%	62%	65%
2010	39%	69%	72%
2011	38%	54%
2012	33%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	64,253	27,587	16	27,603	8	27,611	43.0%	23
2003	66,185	19,374	3	19,377	2	19,379	29.3%	5
2004	75,094	17,442	87	17,528	32	17,561	23.4%	119
2005	76,794	47,527	(270)	47,257	567	47,824	62.3%	297
2006	68,055	29,924	334	30,259	150	30,409	44.7%	485
2007	41,916	19,398	677	20,075	357	20,432	48.7%	1,034
2008	33,155	15,195	873	16,068	307	16,375	49.4%	1,180
2009	35,446	21,638	1,393	23,031	836	23,866	67.3%	2,228
2010	50,836	29,650	7,099	36,749	3,543	40,293	79.3%	10,643
2011	70,098	22,074	16,107	38,181	19,577	57,758	82.4%	35,684
2012	58,466	5,422	13,741	19,163	24,671	43,834	75.0%	38,412

Total	640,299	255,231	40,060	295,291	50,050	345,341	53.9%	90,110

December 2012 Global Loss Triangles - Reinsurance

U.S. dollars in thousands

General Casualty Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	329	3,688	7,670	10,682	13,471	15,290	16,500	17,685	18,347	18,481	18,814
2003	705	3,063	5,962	11,466	21,916	26,087	27,838	30,357	32,877	35,385
2004	648	1,088	6,331	11,850	21,718	28,466	37,451	40,561	44,091
2005	119	1,584	9,500	19,705	31,410	41,416	50,092	57,041
2006	944	6,183	20,496	34,829	43,542	51,219	56,562
2007	3	3,135	10,113	26,839	39,243	49,828
2008	29	1,468	13,077	22,515	34,675
2009	460	4,842	16,498	27,254
2010	519	24,429	45,235
2011	849	12,560
2012	842

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	346	5,531	10,970	18,737	19,011	19,864	20,694	19,214	19,906	19,931	19,860
2003	1,588	8,176	11,853	21,884	28,983	29,495	32,262	33,460	36,363	37,525
2004	1,357	9,104	14,286	23,228	36,173	44,570	45,306	48,468	53,339
2005	2,055	11,283	23,806	34,636	44,890	51,272	55,714	63,185
2006	2,682	20,398	38,266	51,622	57,314	64,110	67,040
2007	1,033	9,706	34,826	47,229	58,048	67,933
2008	1,591	13,743	37,550	48,234	61,791
2009	1,256	20,078	37,140	55,604
2010	10,615	43,972	67,172
2011	2,869	23,007
2012	2,991

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	10%	20%	33%	56%	57%	59%	62%	57%	59%	59%	59%
2003	7%	10%	12%	22%	29%	29%	32%	33%	36%	37%
2004	3%	8%	11%	19%	29%	36%	37%	40%	43%
2005	4%	8%	15%	22%	29%	33%	36%	40%
2006	6%	16%	29%	40%	44%	49%	52%
2007	2%	7%	25%	33%	40%	47%
2008	4%	11%	29%	37%	47%
2009	2%	13%	24%	36%
2010	18%	28%	37%
2011	5%	12%
2012	5%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,679	18,814	1,046	19,860	1,436	21,296	63.2%	2,482
2003	100,556	35,385	2,140	37,525	6,122	43,646	43.4%	8,262
2004	122,676	44,091	9,249	53,339	10,762	64,102	52.3%	20,011
2005	156,623	57,041	6,144	63,185	15,419	78,604	50.2%	21,563
2006	130,166	56,562	10,478	67,040	16,165	83,204	63.9%	26,643
2007	143,144	49,828	18,106	67,933	31,977	99,910	69.8%	50,082
2008	131,471	34,675	27,116	61,791	36,622	98,413	74.9%	63,738
2009	156,152	27,254	28,350	55,604	58,019	113,623	72.8%	86,370
2010	179,230	45,235	21,937	67,172	73,643	140,815	78.6%	95,580
2011	185,231	12,560	10,447	23,007	111,950	134,956	72.9%	122,397
2012	60,169	842	2,150	2,991	38,835	41,827	69.5%	40,985

Total	1,399,097	382,285	137,163	519,447	400,950	920,397	65.8%	538,113

December 2012 Global Loss Triangles - Reinsurance

U.S. dollars in thousands

Professional Liability Lines Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	915	1,676	4,405	10,898	12,884	14,202	15,561	16,061	16,838	16,776
2003	0	191	1,274	3,207	12,429	16,125	21,385	24,308	26,798	27,514
2004	9	345	5,373	10,445	19,634	24,920	31,103	32,512	34,241
2005	8	786	6,852	22,841	35,126	43,205	48,780	51,822
2006	1	711	7,112	20,428	34,442	46,932	52,492
2007	5	1,263	11,453	41,735	69,029	100,723
2008	37	2,140	10,455	25,184	46,029
2009	17	1,675	6,595	15,484
2010	24	2,064	8,371
2011	19	610
2012	32

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	3,594	12,221	21,012	22,717	22,060	22,297	21,292	19,469	19,553	18,660
2003	65	1,599	13,981	21,047	29,125	29,219	33,173	33,043	34,729	34,090
2004	819	7,902	20,205	33,619	36,122	35,884	42,934	41,564	41,758
2005	456	6,067	22,581	46,077	50,876	55,740	61,260	68,872
2006	71	8,619	26,873	50,886	66,537	70,039	77,882
2007	227	17,507	75,722	118,166	134,239	138,158
2008	2,684	15,190	38,738	61,121	78,988
2009	295	6,314	17,184	29,616
2010	502	5,216	13,559
2011	165	2,973
2012	394

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	0%	9%	26%	46%	49%	48%	48%	46%	42%	42%	40%
2003	0%	2%	15%	22%	29%	29%	33%	33%	35%	34%
2004	2%	7%	17%	28%	30%	30%	36%	35%	35%
2005	1%	3%	11%	22%	24%	27%	30%	33%
2006	0%	5%	14%	26%	34%	36%	40%
2007	0%	9%	36%	55%	62%	64%
2008	5%	9%	21%	33%	43%
2009	1%	5%	13%	22%
2010	2%	5%	13%
2011	1%	4%
2012	2%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	46,830	16,776	1,884	18,660	2,709	21,369	45.6%	4,593
2003	99,803	27,514	6,575	34,090	7,399	41,489	41.6%	13,975
2004	119,141	34,241	7,517	41,758	10,163	51,921	43.6%	17,679
2005	207,087	51,822	17,049	68,872	17,019	85,891	41.5%	34,069
2006	194,981	52,492	25,389	77,882	25,481	103,363	53.0%	50,870
2007	214,606	100,723	37,435	138,158	29,064	167,222	77.9%	66,499
2008	185,107	46,029	32,958	78,988	62,678	141,666	76.5%	95,636
2009	134,603	15,484	14,132	29,616	65,962	95,578	71.0%	80,093
2010	108,233	8,371	5,188	13,559	60,383	73,942	68.3%	65,571
2011	69,305	610	2,363	2,973	43,422	46,395	66.9%	45,785
2012	23,188	32	361	394	15,287	15,680	67.6%	15,648

Total	1,402,885	354,098	150,852	504,949	339,566	844,516	60.2%	490,418

December 2012 Global Loss Triangles - Reinsurance

Excluding large losses

U.S. dollars in thousands

Other Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	52	1,225	2,576	3,222	3,687	4,081	4,191	4,439	4,466	4,475	4,484
2003	15	886	2,373	3,294	4,452	4,656	4,602	4,660	4,728	4,800
2004	43	5,115	8,048	10,943	9,076	9,470	9,876	10,582	10,649
2005	278	3,943	9,184	7,919	10,600	12,078	12,797	12,955
2006	68	2,821	5,666	6,934	7,793	8,329	8,560
2007	279	4,098	7,242	8,936	10,047	10,686
2008	534	4,050	7,972	10,335	12,427
2009	121	2,196	4,283	6,338
2010	73	1,222	3,879
2011	2,365	10,645
2012	28,387

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	270	3,065	4,472	4,580	4,963	4,700	4,691	4,629	4,623	4,609	4,587
2003	54	887	2,614	4,643	5,266	5,158	4,929	4,872	4,905	4,996
2004	134	8,197	9,085	11,931	10,545	9,696	9,826	9,694	9,641
2005	304	11,551	11,472	10,788	11,522	12,312	14,221	14,149
2006	69	6,022	7,949	8,880	9,035	9,226	9,256
2007	841	7,432	9,808	10,708	10,667	10,645
2008	1,072	9,821	12,870	11,804	12,130
2009	326	3,799	6,911	7,929
2010	237	3,781	5,245
2011	4,691	17,305
2012	31,773

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	22%	28%	39%	38%	41%	39%	39%	38%	38%	38%	38%
2003	2%	7%	13%	23%	26%	26%	25%	24%	24%	25%
2004	1%	26%	24%	32%	28%	25%	26%	25%	25%
2005	3%	33%	28%	26%	28%	30%	35%	34%
2006	0%	20%	26%	29%	29%	30%	30%
2007	4%	20%	25%	27%	27%	27%
2008	5%	30%	38%	35%	36%
2009	2%	12%	21%	24%
2010	1%	10%	13%
2011	10%	24%
2012	29%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	12,192	4,484	103	4,587	116	4,704	38.6%	219
2003	20,108	4,800	196	4,996	182	5,179	25.8%	378
2004	38,404	10,649	(1,008)	9,641	385	10,027	26.1%	(622)
2005	41,180	12,955	1,194	14,149	778	14,927	36.2%	1,972
2006	30,959	8,560	695	9,256	739	9,995	32.3%	1,435
2007	38,901	10,686	(41)	10,645	913	11,558	29.7%	872
2008	33,848	12,427	(298)	12,130	1,877	14,007	41.4%	1,579
2009	32,532	6,338	1,591	7,929	943	8,872	27.3%	2,534
2010	38,918	3,879	1,367	5,245	2,918	8,164	21.0%	4,285
2011	71,527	10,645	6,660	17,305	9,920	27,225	38.1%	16,580
2012	110,703	28,387	3,387	31,773	70,299	102,072	92.2%	73,685

Total	469,273	113,810	13,846	127,657	89,072	216,729	46.2%	102,918

December 2012 Global Loss Triangles - Reinsurance

U.S. dollars in thousands

Property Catastrophe Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	101	2,131	4,161	4,194	4,310	4,310	4,336	4,336	4,336	4,336	4,336
2003	3,977	6,251	6,882	6,831	6,843	7,235	7,237	7,237	7,237	7,237
2004	17,379	47,475	55,350	57,786	58,813	59,457	59,741	60,097	60,525
2005	35,255	99,502	106,468	111,778	113,039	112,992	113,330	113,657
2006	710	8,912	9,671	9,829	9,903	9,917	9,917
2007	3,999	12,770	12,511	12,767	12,561	12,603
2008	15,798	26,979	30,619	32,007	33,204
2009	269	905	2,977	4,139
2010	3,798	54,580	76,523
2011	22,254	64,133
2012	26,282

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	3,041	5,163	4,370	4,390	4,372	4,371	4,356	4,356	4,336	4,336	4,336
2003	6,172	7,561	7,009	6,920	6,939	7,235	7,237	7,237	7,237	7,237
2004	33,642	56,808	59,396	60,325	60,267	60,490	60,141	60,355	60,613
2005	130,142	128,692	116,254	116,946	116,572	115,780	115,715	115,648
2006	3,275	9,580	9,885	10,172	10,131	10,136	10,131
2007	17,051	15,664	13,584	13,412	12,847	12,778
2008	31,318	32,595	33,106	33,901	33,952
2009	2,557	5,613	5,246	5,281
2010	32,490	86,547	103,457
2011	89,719	123,934
2012	55,315

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	12%	15%	13%	13%	13%	13%	13%	13%	13%	13%	13%
2003	13%	13%	12%	12%	12%	12%	12%	12%	12%	12%
2004	72%	98%	102%	104%	104%	104%	103%	104%	104%
2005	220%	184%	166%	167%	167%	166%	166%	165%
2006	6%	15%	15%	15%	15%	15%	15%
2007	25%	19%	16%	16%	15%	15%
2008	64%	49%	50%	51%	51%
2009	4%	7%	6%	6%
2010	31%	65%	76%
2011	64%	63%
2012	31%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,846	4,336	0	4,336	—	4,336	12.8%	0
2003	58,868	7,237	0	7,237	—	7,237	12.3%	0
2004	58,128	60,525	87	60,613	(387)	60,226	103.6%	(299)
2005	69,898	113,657	1,991	115,648	161	115,809	165.7%	2,151
2006	65,966	9,917	213	10,131	21	10,152	15.4%	234
2007	83,608	12,603	175	12,778	8	12,787	15.3%	183
2008	66,833	33,204	748	33,952	239	34,191	51.2%	987
2009	83,184	4,139	1,142	5,281	290	5,571	6.7%	1,432
2010	136,279	76,523	26,934	103,457	6,894	110,351	81.0%	33,829
2011	195,280	64,133	59,801	123,934	18,825	142,759	73.1%	78,626
2012	175,908	26,282	29,033	55,315	56,458	111,772	63.5%	85,490

Total	1,027,798	412,558	120,125	532,682	82,509	615,191	59.9%	202,634

December 2012 Global Loss Triangles - Reinsurance

Excluding large losses

U.S. dollars in thousands

Property Other Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	1,994	14,146	21,254	24,533	26,202	27,034	27,241	27,550	27,573	27,588	27,587
2003	1,794	9,960	13,446	16,264	17,931	18,421	18,892	19,262	19,340	19,374
2004	949	7,461	11,995	14,439	15,598	17,294	17,210	17,405	17,442
2005	5,111	23,166	29,796	31,025	42,623	46,347	46,594	47,527
2006	3,793	17,679	23,689	27,465	29,525	29,862	29,924
2007	717	8,668	12,738	14,733	15,753	19,398
2008	3,920	10,738	12,479	14,966	15,195
2009	4,664	12,112	18,692	21,638
2010	5,835	20,289	29,650
2011	4,003	22,074
2012	5,422

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	3,082	17,552	26,185	27,026	27,589	27,756	27,588	27,715	27,606	27,628	27,603
2003	6,313	14,931	17,064	19,609	19,904	19,931	20,437	19,891	19,427	19,377
2004	7,729	9,571	14,654	16,236	16,650	17,180	17,493	17,538	17,528
2005	6,675	33,802	43,645	45,360	45,571	46,163	46,136	47,257
2006	9,307	23,794	30,449	30,525	30,085	30,377	30,259
2007	3,360	23,153	24,853	23,927	23,660	20,075
2008	9,627	15,156	15,746	16,123	16,068
2009	11,574	20,126	21,982	23,031
2010	13,219	34,080	36,749
2011	16,736	38,181
2012	19,163

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	17%	28%	41%	42%	43%	43%	43%	43%	43%	43%	43%
2003	19%	22%	24%	28%	29%	30%	31%	30%	29%	29%
2004	16%	13%	20%	22%	22%	23%	23%	23%	23%
2005	16%	44%	59%	61%	61%	62%	62%	64%
2006	20%	35%	45%	45%	44%	45%	45%
2007	14%	57%	60%	57%	56%	48%
2008	44%	48%	50%	51%	50%
2009	51%	58%	62%	65%
2010	39%	69%	72%
2011	38%	54%
2012	34%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	64,253	27,587	16	27,603	8	27,611	43.0%	23
2003	66,185	19,374	3	19,377	2	19,379	29.3%	5
2004	75,094	17,442	87	17,528	32	17,561	23.4%	119
2005	74,334	47,527	(270)	47,257	567	47,824	64.3%	297
2006	67,629	29,924	334	30,259	150	30,409	45.0%	485
2007	41,916	19,398	677	20,075	357	20,432	48.7%	1,034
2008	31,822	15,195	873	16,068	307	16,375	51.5%	1,180
2009	35,446	21,638	1,393	23,031	836	23,866	67.3%	2,228
2010	50,836	29,650	7,099	36,749	3,543	40,293	79.3%	10,643
2011	70,098	22,074	16,107	38,181	19,577	57,758	82.4%	35,684
2012	56,141	5,422	13,741	19,163	23,159	42,322	75.4%	36,900

Total	633,755	255,231	40,060	295,291	48,538	343,830	54.3%	88,598

December 2012 Global Loss Triangles - Reinsurance

U.S. dollars in thousands

General Casualty Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	329	3,688	7,670	10,682	13,471	15,290	16,500	17,685	18,347	18,481	18,814
2003	705	3,063	5,962	11,466	21,916	26,087	27,838	30,357	32,877	35,385
2004	648	1,088	6,331	11,850	21,718	28,466	37,451	40,561	44,091
2005	119	1,584	9,500	19,705	31,410	41,416	50,092	57,041
2006	944	6,183	20,496	34,829	43,542	51,219	56,562
2007	3	3,135	10,113	26,839	39,243	49,828
2008	29	1,468	13,077	22,515	34,675
2009	460	4,842	16,498	27,254
2010	519	24,429	45,235
2011	849	12,560
2012	842

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	346	5,531	10,970	18,737	19,011	19,864	20,694	19,214	19,906	19,931	19,860
2003	1,588	8,176	11,853	21,884	28,983	29,495	32,262	33,460	36,363	37,525
2004	1,357	9,104	14,286	23,228	36,173	44,570	45,306	48,468	53,339
2005	2,055	11,283	23,806	34,636	44,890	51,272	55,714	63,185
2006	2,682	20,398	38,266	51,622	57,314	64,110	67,040
2007	1,033	9,706	34,826	47,229	58,048	67,933
2008	1,591	13,743	37,550	48,234	61,791
2009	1,256	20,078	37,140	55,604
2010	10,615	43,972	67,172
2011	2,869	23,007
2012	2,991

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	10%	20%	33%	56%	57%	59%	62%	57%	59%	59%	59%
2003	7%	10%	12%	22%	29%	29%	32%	33%	36%	37%
2004	3%	8%	11%	19%	29%	36%	37%	40%	43%
2005	4%	8%	15%	22%	29%	33%	36%	40%
2006	6%	16%	29%	40%	44%	49%	52%
2007	2%	7%	25%	33%	41%	48%
2008	4%	11%	29%	37%	47%
2009	2%	13%	24%	36%
2010	18%	28%	38%
2011	5%	12%
2012	5%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,679	18,814	1,046	19,860	1,436	21,296	63.2%	2,482
2003	100,556	35,385	2,140	37,525	6,122	43,646	43.4%	8,262
2004	122,676	44,091	9,249	53,339	10,762	64,102	52.3%	20,011
2005	156,395	57,041	6,144	63,185	15,419	78,604	50.3%	21,563
2006	129,986	56,562	10,478	67,040	16,165	83,204	64.0%	26,643
2007	142,884	49,828	18,106	67,933	31,977	99,910	69.9%	50,082
2008	131,189	34,675	27,116	61,791	36,622	98,413	75.0%	63,738
2009	155,822	27,254	28,350	55,604	58,019	113,623	72.9%	86,370
2010	178,705	45,235	21,937	67,172	73,643	140,815	78.8%	95,580
2011	185,231	12,560	10,447	23,007	111,950	134,956	72.9%	122,397
2012	60,169	842	2,150	2,991	38,835	41,827	69.5%	40,985

Total	1,397,291	382,285	137,163	519,447	400,950	920,397	65.9%	538,113

December 2012 Global Loss Triangles - Reinsurance

U.S. dollars in thousands

Professional Liability Lines Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	915	1,676	4,405	10,898	12,884	14,202	15,561	16,061	16,838	16,776
2003	0	191	1,274	3,207	12,429	16,125	21,385	24,308	26,798	27,514
2004	9	345	5,373	10,445	19,634	24,920	31,103	32,512	34,241
2005	8	786	6,852	22,841	35,126	43,205	48,780	51,822
2006	1	711	7,112	20,428	34,442	46,932	52,492
2007	5	1,263	11,453	41,735	69,029	100,723
2008	37	2,140	10,455	25,184	46,029
2009	17	1,675	6,595	15,484
2010	24	2,064	8,371
2011	19	610
2012	32

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	—	3,594	12,221	21,012	22,717	22,060	22,297	21,292	19,469	19,553	18,660
2003	65	1,599	13,981	21,047	29,125	29,219	33,173	33,043	34,729	34,090
2004	819	7,902	20,205	33,619	36,122	35,884	42,934	41,564	41,758
2005	456	6,067	22,581	46,077	50,876	55,740	61,260	68,872
2006	71	8,619	26,873	50,886	66,537	70,039	77,882
2007	227	17,507	75,722	118,166	134,239	138,158
2008	2,684	15,190	38,738	61,121	78,988
2009	295	6,314	17,184	29,616
2010	502	5,216	13,559
2011	165	2,973
2012	394

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	0%	9%	26%	46%	49%	48%	48%	46%	42%	42%	40%
2003	0%	2%	15%	22%	29%	29%	33%	33%	35%	34%
2004	2%	7%	17%	28%	30%	30%	36%	35%	35%
2005	1%	3%	11%	22%	24%	27%	30%	33%
2006	0%	5%	14%	26%	34%	36%	40%
2007	0%	9%	36%	55%	62%	64%
2008	5%	10%	21%	33%	43%
2009	1%	5%	13%	22%
2010	2%	5%	13%
2011	1%	4%
2012	2%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	46,830	16,776	1,884	18,660	2,709	21,369	45.6%	4,593
2003	99,803	27,514	6,575	34,090	7,399	41,489	41.6%	13,975
2004	119,141	34,241	7,517	41,758	10,163	51,921	43.6%	17,679
2005	207,087	51,822	17,049	68,872	17,019	85,891	41.5%	34,069
2006	194,981	52,492	25,389	77,882	25,481	103,363	53.0%	50,870
2007	214,606	100,723	37,435	138,158	29,064	167,222	77.9%	66,499
2008	184,333	46,029	32,958	78,988	62,678	141,666	76.9%	95,636
2009	134,603	15,484	14,132	29,616	65,962	95,578	71.0%	80,093
2010	108,233	8,371	5,188	13,559	60,383	73,942	68.3%	65,571
2011	69,305	610	2,363	2,973	43,422	46,395	66.9%	45,785
2012	23,188	32	361	394	15,287	15,680	67.6%	15,648

Total	1,402,112	354,098	150,852	504,949	339,566	844,516	60.2%	490,418

December 2012 Global Loss Triangles - Reinsurance

Excluding large losses

U.S. dollars in thousands

Other Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	52	1,225	2,576	3,222	3,687	4,081	4,191	4,439	4,466	4,475	4,484
2003	15	886	2,373	3,294	4,452	4,656	4,602	4,660	4,728	4,800
2004	24	4,699	6,910	9,525	7,585	7,963	8,368	9,075	9,141
2005	265	3,772	8,768	7,471	10,158	11,573	12,292	12,450
2006	68	2,821	5,666	6,934	7,793	8,329	8,560
2007	279	4,098	7,242	8,936	10,047	10,686
2008	534	4,050	7,972	10,335	12,427
2009	121	2,196	4,283	6,338
2010	73	1,222	3,879
2011	2,365	10,645
2012	28,387

Reported Loss & ALAE
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	270	3,065	4,472	4,580	4,963	4,700	4,691	4,629	4,623	4,609	4,587
2003	54	887	2,614	4,643	5,266	5,158	4,929	4,872	4,905	4,996
2004	37	7,097	7,476	10,324	9,038	8,188	8,319	8,186	8,134
2005	278	11,206	10,817	10,337	11,080	11,801	13,710	13,637
2006	69	6,022	7,949	8,880	9,035	9,226	9,256
2007	841	7,432	9,808	10,708	10,667	10,645
2008	1,072	9,821	12,870	11,804	12,130
2009	326	3,799	6,911	7,929
2010	237	3,781	5,245
2011	4,691	17,305
2012	31,773

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty	Months of Development
Year	12	24	36	48	60	72	84	96	108	120	132
2002	22%	28%	39%	38%	41%	39%	39%	38%	38%	38%	38%
2003	2%	7%	13%	23%	26%	26%	25%	24%	24%	25%
2004	0%	29%	24%	33%	29%	26%	26%	26%	25%
2005	2%	34%	28%	27%	29%	31%	36%	35%
2006	0%	20%	26%	29%	29%	30%	30%
2007	4%	20%	25%	27%	27%	27%
2008	5%	30%	38%	35%	36%
2009	2%	12%	21%	24%
2010	1%	10%	14%
2011	11%	25%
2012	29%

Treaty	Earned Premium	Loss & ALAE
Year		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	12,192	4,484	103	4,587	116	4,704	38.6%	219
2003	20,108	4,800	196	4,996	182	5,179	25.8%	378
2004	31,929	9,141	(1,008)	8,134	385	8,519	26.7%	(622)
2005	38,654	12,450	1,188	13,637	784	14,422	37.3%	1,972
2006	30,959	8,560	695	9,256	739	9,995	32.3%	1,435
2007	38,901	10,686	(41)	10,645	913	11,558	29.7%	872
2008	33,848	12,427	(298)	12,130	1,877	14,007	41.4%	1,579
2009	32,532	6,338	1,591	7,929	943	8,872	27.3%	2,534
2010	38,343	3,879	1,367	5,245	2,918	8,164	21.3%	4,285
2011	70,014	10,645	6,660	17,305	9,920	27,225	38.9%	16,580
2012	110,103	28,387	3,387	31,773	70,299	102,072	92.7%	73,685

Total	457,583	111,798	13,840	125,638	89,078	214,716	46.9%	102,918

December 2012 Global Loss Triangles - Direct Insurance

Excluding large losses on Property

U.S. dollars in thousands

Premium - Gross of ceded reinsurance
Cal/Acc	Property		General Casualty		Prof. Liab. Lines		Healthcare
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	376,526	196,237	166,995	88,051	141,612	59,558	73,076	39,904
2003	554,735	483,719	305,812	257,017	301,271	237,656	95,630	76,140
2004	547,959	565,327	352,392	332,389	358,020	321,801	142,160	120,800
2005	412,879	476,481	289,364	297,511	372,460	352,174	137,074	136,577
2006	463,900	441,138	276,940	275,405	434,999	395,104	156,698	150,401
2007	391,018	423,468	252,902	264,680	452,245	431,009	153,567	147,720
2008	327,491	357,588	235,939	243,673	498,544	457,068	184,055	170,600
2009	243,193	272,873	287,085	265,068	489,872	506,027	210,422	197,314
2010	224,453	233,716	311,987	290,498	469,036	475,224	228,810	222,171
2011	244,636	225,599	379,295	333,193	509,565	478,865	235,559	228,445
2012	274,556	260,345	471,090	410,540	589,248	537,257	234,099	237,910

Total	4,061,346	3,936,490	3,329,801	3,058,025	4,616,873	4,251,742	1,851,151	1,727,981

Loss & ALAE - Gross of ceded reinsurance
Accident	Property		General Casualty		Prof. Liab. Lines		Healthcare
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	56,701	56,701	9,887	32,290	62,538	62,538	8,027	8,027
2003	221,814	222,481	57,534	57,534	27,620	43,237	23,203	25,905
2004	237,674	238,232	31,861	35,432	48,702	60,926	15,325	17,967
2005	365,380	366,287	120,531	149,613	44,851	59,136	13,647	15,443
2006	212,916	217,148	108,776	108,816	111,154	184,305	22,350	23,322
2007	199,710	220,826	29,224	38,733	91,900	124,918	32,100	45,816
2008	218,452	226,406	53,168	56,855	162,596	214,571	34,461	45,251
2009	77,316	85,366	60,422	70,495	68,037	92,917	38,919	73,176
2010	128,648	155,811	132,702	159,289	70,837	107,204	32,365	77,261
2011	115,930	188,553	28,876	109,349	70,623	120,843	15,556	50,594
2012	21,849	72,864	8,699	57,620	17,676	47,124	1,919	15,083

Total	1,856,389	2,050,674	641,679	876,027	776,535	1,117,721	237,873	397,845

December 2012 Global Loss Triangles - Direct Insurance

Excluding large losses on Property

U.S. dollars in thousands

Premium - Net of ceded reinsurance
Cal/Acc	Property		General Casualty		Prof. Liab. Lines		Healthcare
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	300,021	171,696	166,995	88,051	141,612	59,558	73,076	39,904
2003	383,345	356,275	260,049	233,589	287,807	232,141	93,126	75,002
2004	308,623	333,170	283,537	271,160	330,199	304,642	126,731	114,883
2005	170,895	226,828	228,477	236,587	322,937	326,766	106,857	118,565
2006	193,652	190,783	211,686	214,376	362,190	343,955	124,109	124,024
2007	176,420	180,460	173,099	192,097	346,657	349,869	120,773	117,748
2008	169,889	173,790	150,779	162,750	386,010	341,088	149,237	131,356
2009	123,011	142,872	195,581	172,403	367,364	386,618	165,738	150,165
2010	132,548	128,427	207,783	195,237	355,963	355,310	175,110	169,545
2011	160,551	139,897	256,741	222,493	372,044	354,064	177,464	173,460
2012	204,044	184,340	313,044	274,263	398,691	374,339	173,997	175,947

Total	2,322,998	2,228,538	2,447,772	2,263,007	3,671,476	3,428,350	1,486,219	1,390,599

Loss & ALAE - Net of ceded reinsurance
Accident	Property		General Casualty		Prof. Liab. Lines		Healthcare
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	49,067	49,067	9,887	32,290	62,538	62,538	8,027	8,027
2003	179,392	179,619	57,533	57,533	26,108	41,725	23,203	25,905
2004	152,189	152,540	28,834	32,091	48,664	60,888	15,315	17,957
2005	164,486	164,600	95,881	123,397	41,518	55,801	12,068	13,753
2006	95,230	98,153	72,688	72,728	93,976	161,730	16,824	17,796
2007	94,204	105,889	25,344	32,539	77,668	106,267	25,807	35,581
2008	121,119	126,912	39,859	42,650	130,147	174,785	31,383	38,252
2009	53,634	60,584	45,889	51,965	65,484	86,672	36,001	62,051
2010	83,323	100,179	81,399	100,472	69,631	101,151	31,645	69,468
2011	79,874	134,352	24,609	67,676	65,775	113,706	15,010	48,178
2012	17,121	56,045	8,513	43,065	17,643	45,869	1,905	15,062

Total	1,089,637	1,227,940	490,436	656,406	699,152	1,011,134	217,187	352,030

December 2012 Global Loss Triangles - Reinsurance

Excluding large losses on Property Other and Other

U.S. dollars in thousands

Premium - Gross of ceded reinsurance
Treaty	Property Catastrophe		Property Other		General Casualty		Prof. Liab. Lines		Other
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	33,846	33,846	64,253	64,253	33,679	33,679	46,830	46,830	12,192	12,192
2003	58,868	58,868	66,185	66,185	100,556	100,556	99,803	99,803	20,108	20,108
2004	66,178	66,178	75,094	75,094	122,676	122,676	119,141	119,141	38,404	38,404
2005	83,838	83,838	76,794	76,794	156,623	156,623	207,087	207,087	41,180	41,180
2006	67,029	67,029	68,055	68,055	130,166	130,166	194,981	194,981	30,959	30,959
2007	83,675	83,675	41,916	41,916	143,144	143,144	214,606	214,606	38,901	38,901
2008	66,915	66,915	33,155	33,155	131,492	131,471	185,107	185,107	33,848	33,848
2009	83,264	83,264	35,446	35,446	156,152	156,152	134,603	134,603	32,532	32,532
2010	136,491	136,296	50,838	50,836	179,230	179,230	108,260	108,233	38,918	38,918
2011	198,225	195,282	70,725	70,098	209,851	185,231	76,339	69,305	74,760	71,527
2012	249,048	175,910	97,490	58,466	159,638	60,169	62,621	23,188	141,248	110,703

Total	1,127,378	1,051,101	679,951	640,299	1,523,207	1,399,097	1,449,378	1,402,885	503,051	469,273

Loss & ALAE - Gross of ceded reinsurance
Treaty	Property Catastrophe		Property Other		General Casualty		Prof. Liab. Lines		Other
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	4,336	4,336	27,587	27,603	18,814	19,860	16,776	18,660	4,484	4,587
2003	7,237	7,237	19,374	19,377	35,385	37,525	27,514	34,090	4,800	4,996
2004	61,286	61,373	17,442	17,528	44,091	53,339	34,241	41,758	10,649	9,641
2005	153,327	155,317	47,527	47,257	57,041	63,185	51,822	68,872	12,955	14,149
2006	9,917	10,131	29,924	30,259	56,562	67,040	52,492	77,882	8,560	9,256
2007	12,603	12,778	19,398	20,075	49,828	67,933	100,723	138,158	10,686	10,645
2008	33,204	33,952	15,195	16,068	34,675	61,791	46,029	78,988	12,427	12,130
2009	4,139	5,281	21,638	23,031	27,254	55,604	15,484	29,616	6,338	7,929
2010	76,523	103,457	29,650	36,749	45,235	67,172	8,371	13,559	3,879	5,245
2011	64,133	123,934	22,074	38,181	12,560	23,007	610	2,973	10,645	17,305
2012	26,282	55,315	5,422	19,163	842	2,991	32	394	28,387	31,773

Total	452,988	573,112	255,231	295,291	382,285	519,447	354,098	504,949	113,810	127,657

December 2012 Global Loss Triangles - Reinsurance

Excluding large losses on Property Other and Other

U.S. dollars in thousands

Premium - Net of ceded reinsurance
Treaty	Property Catastrophe		Property Other		General Casualty		Prof. Liab. Lines		Other
Year	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	33,846	33,846	64,253	64,253	33,679	33,679	46,830	46,830	12,192	12,192
2003	58,868	58,868	66,185	66,185	100,556	100,556	99,803	99,803	20,108	20,108
2004	58,128	58,128	75,094	75,094	122,676	122,676	119,141	119,141	31,929	31,929
2005	69,898	69,898	74,334	74,334	156,395	156,395	207,087	207,087	38,654	38,654
2006	65,966	65,966	67,629	67,629	129,986	129,986	194,981	194,981	30,959	30,959
2007	83,608	83,608	41,916	41,916	142,884	142,884	214,606	214,606	38,901	38,901
2008	66,833	66,833	31,822	31,822	131,210	131,189	184,555	184,333	33,848	33,848
2009	83,184	83,184	35,446	35,446	155,822	155,822	134,603	134,603	32,532	32,532
2010	136,474	136,279	50,838	50,836	178,705	178,705	108,260	108,233	38,343	38,343
2011	198,223	195,280	70,725	70,098	209,851	185,231	76,339	69,305	72,945	70,014
2012	249,046	175,908	87,167	56,141	159,638	60,169	62,621	23,188	139,369	110,103

Total	1,104,075	1,027,798	665,410	633,755	1,521,401	1,397,291	1,448,826	1,402,112	489,781	457,583

Loss & ALAE - Net of ceded reinsurance
Treaty	Property Catastrophe		Property Other		General Casualty		Prof. Liab. Lines		Other
Year	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	4,336	4,336	27,587	27,603	18,814	19,860	16,776	18,660	4,484	4,587
2003	7,237	7,237	19,374	19,377	35,385	37,525	27,514	34,090	4,800	4,996
2004	60,525	60,613	17,442	17,528	44,091	53,339	34,241	41,758	9,141	8,134
2005	113,657	115,648	47,527	47,257	57,041	63,185	51,822	68,872	12,450	13,637
2006	9,917	10,131	29,924	30,259	56,562	67,040	52,492	77,882	8,560	9,256
2007	12,603	12,778	19,398	20,075	49,828	67,933	100,723	138,158	10,686	10,645
2008	33,204	33,952	15,195	16,068	34,675	61,791	46,029	78,988	12,427	12,130
2009	4,139	5,281	21,638	23,031	27,254	55,604	15,484	29,616	6,338	7,929
2010	76,523	103,457	29,650	36,749	45,235	67,172	8,371	13,559	3,879	5,245
2011	64,133	123,934	22,074	38,181	12,560	23,007	610	2,973	10,645	17,305
2012	26,282	55,315	5,422	19,163	842	2,991	32	394	28,387	31,773

Total	412,558	532,682	255,231	295,291	382,285	519,447	354,098	504,949	111,798	125,638

IV.	SELECTED EXCERPTS FROM ALLIED WORLD’S 2012 10-K DISCLOSURE

The reserve for losses and loss expenses is comprised of two main elements: outstanding loss reserves, also known as case reserves, and reserves for IBNR. Outstanding loss reserves relate to known claims and represent management’s best estimate of the likely loss settlement. IBNR reserves relate primarily to unreported events that, based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to have occurred and are reasonably likely to result in a loss to our company. IBNR reserves also relate to estimated development of reported events that based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to reach our attachment point and are reasonably likely to result in a loss to our company. We also include IBNR changes in the values of claims that have been reported to us but are not yet settled. Each claim is settled individually based upon its merits and it is not unusual for a claim to take years after being reported to settle, especially if legal action is involved. As a result, reserves for losses and loss expenses include significant estimates for IBNR reserves.

The reserve for IBNR is estimated by management for each line of business based on various factors, including underwriters’ expectations about loss experience, actuarial analysis, comparisons with the results of industry benchmarks and loss experience to date. The reserve for IBNR is calculated as the ultimate amount of losses and loss expenses less cumulative paid losses and loss expenses and case reserves. Our actuaries employ generally accepted actuarial methodologies to determine estimated ultimate loss reserves.

While management believes that our case reserves and IBNR are sufficient to cover losses assumed by us, there can be no assurance that losses will not deviate from our reserves, possibly by material amounts. The methodology of estimating loss reserves is periodically reviewed to ensure that the assumptions made continue to be appropriate. To the extent actual reported losses exceed estimated losses, the carried estimate of the ultimate losses will be increased (i.e., unfavorable reserve development), and to the extent actual reported losses are less than estimated losses, the carried estimate of ultimate losses will be reduced (i.e., favorable reserve development). We record any changes in our loss reserve estimates and the related reinsurance recoverables in the periods in which they are determined.

In certain lines of business, claims are generally reported and paid within a relatively short period of time (“shorter tail lines”) during and following the policy coverage period. This generally enables us to determine with greater certainty our estimate of ultimate losses and loss expenses. The estimate of reserves for our shorter tail lines of business and products, including property, crop, aviation, marine, personal accident and workers compensation catastrophe relies primarily on traditional loss reserving methodologies, utilizing selected paid and reported loss development factors.

Our casualty insurance and casualty reinsurance lines of business include general liability risks, healthcare and professional liability risks. Claims may be reported or settled several years after the coverage period has terminated for these lines of business (“longer tail lines”), which increases uncertainties of our reserve estimates in such lines. In addition, our attachment points for these longer tail lines are often relatively high, making reserving for these lines of business more difficult than shorter tail lines due to having to estimate whether the severity of the estimated losses will exceed our attachment point. We establish a case reserve when sufficient information is gathered to make a reasonable estimate of the liability, which often requires a significant amount of information and time. Due to the lengthy reporting pattern of these casualty lines, reliance is placed on industry benchmarks supplemented by our own experience. For expected loss ratio selections, we are giving greater consideration to our existing experience supplemented with analysis of loss trends, rate changes and experience of peer companies.

Our reinsurance treaties are reviewed individually, based upon individual characteristics and loss experience emergence. Loss reserves on assumed reinsurance have unique features that make them more difficult to estimate than direct insurance. We establish loss reserves upon receipt of advice from a cedent that a reserve is merited. Our claims staff may establish additional loss reserves where, in their judgment, the amount reported by a cedent is potentially inadequate. The following are the most significant features that make estimating loss reserves on assumed reinsurance difficult:

•	Reinsurers have to rely upon the cedents and reinsurance intermediaries to report losses in a timely fashion.

•	Reinsurers must rely upon cedents to price the underlying business appropriately.

•	Reinsurers have less predictable loss emergence patterns than direct insurers, particularly when writing excess-of-loss reinsurance.

For excess-of-loss reinsurance, cedents generally are required to report losses that either exceed 50% of the retention, have a reasonable probability of exceeding the retention or meet serious injury reporting criteria. All reinsurance claims that are reserved are reviewed at least every six months. For quota share reinsurance treaties, cedents are required to give a periodic statement of account, generally monthly or quarterly. These periodic statements typically include information regarding written premiums, earned premiums, unearned premiums, ceding commissions, brokerage amounts, applicable taxes, paid losses and outstanding losses. They can be submitted 60 to 90 days after the close of the reporting period. Some quota share reinsurance treaties have specific language regarding earlier notice of serious claims.

Reinsurance generally has a greater time lag than direct insurance in the reporting of claims. The time lag is caused by the claim first being reported to the cedent, then the intermediary (such as a broker) and finally the reinsurer. This lag can be up to six months or longer in certain cases. There is also a time lag because the insurer may not be required to report claims to the reinsurer until certain reporting criteria are met. In some instances this could be several years while a claim is being litigated. We use reporting factors based on data from the Reinsurance Association of America to adjust for time lags. We also use historical treaty-specific reporting factors when applicable. Loss and premium information are entered into our reinsurance system by our claims department and our accounting department on a timely basis.

We record the individual case reserves sent to us by the cedents through the reinsurance intermediaries. Individual claims are reviewed by our reinsurance claims department and adjusted as deemed appropriate. The loss data received from the intermediaries is checked for reasonableness and for known events. Details of the loss listings are reviewed during routine claim audits.

The expected loss ratios that we assign to each treaty are based upon analysis and modeling performed by a team of actuaries. The historical data reviewed by the team of pricing actuaries is considered in setting the reserves for each cedent. The historical data in the submissions is matched against our carried reserves for our historical treaty years.

Loss reserves do not represent an exact calculation of liability. Rather, loss reserves are estimates of what we expect the ultimate resolution and administration of claims will cost. These estimates are based on actuarial and statistical projections and on our assessment of currently available data, as well as estimates of future trends in claims severity and frequency, judicial theories of liability and other factors. Loss reserve estimates are refined as experience develops and as claims are reported and resolved. In addition, the relatively long periods between when a loss occurs and when it may be reported to our claims department for our casualty insurance and casualty reinsurance lines of business increase the uncertainties of our reserve estimates in such lines.

We utilize a variety of standard actuarial methods in our analysis. The selections from these various methods are based on the loss development characteristics of the specific line of business. For lines of business with long reporting periods such as casualty reinsurance, we may rely more on an expected loss ratio method (as described below) until losses begin to develop. For lines of business with short reporting periods such as property insurance, we may rely more on a paid loss development method (as described below) as losses are reported relatively quickly. The actuarial methods we utilize include:

Paid Loss Development Method. We estimate ultimate losses by calculating past paid loss development factors and applying them to exposure periods with further expected paid loss development. The paid loss development method assumes that losses are paid at a consistent rate. The paid loss development method provides an objective test of reported loss projections because paid losses contain no reserve estimates. In some circumstances, paid losses for recent periods may be too varied for accurate predictions. For many coverages, especially casualty coverages, claim payments are made slowly and it may take years for claims to be fully reported and settled. These payments may be unreliable for determining future loss projections because of shifts in settlement patterns or because of large settlements in the early stages of development. Choosing an appropriate “tail factor” to determine the amount of payments from the latest development period to the ultimate development period may also require considerable judgment, especially for coverages that have long payment patterns. As we have limited payment history, we have had to supplement our paid loss development patterns with appropriate benchmarks.

Reported Loss Development Method. We estimate ultimate losses by calculating past reported loss development factors and applying them to exposure periods with further expected reported loss development. Since reported losses include payments and case reserves, changes in both of these amounts are incorporated in this method. This approach provides a larger volume of data to estimate ultimate losses than the paid loss development method. Thus, reported loss patterns may be less varied than paid loss patterns, especially for coverages that have historically been paid out over a long period of time but for which claims are reported relatively early and have case loss reserve estimates established. This method assumes that reserves have been established using consistent practices over the historical period that is reviewed. Changes in claims handling procedures, large claims or significant numbers of claims of an unusual nature may cause results to be too varied for accurate forecasting. Also, choosing an appropriate “tail factor” to determine the change in reported loss from the latest development period to the ultimate development period may require considerable judgment. As we have limited reported history, we have had to supplement our reported loss development patterns with appropriate benchmarks.

Expected Loss Ratio Method. To estimate ultimate losses under the expected loss ratio method, we multiply earned premiums by an expected loss ratio. The expected loss ratio is selected utilizing industry data, historical company data and professional judgment. This method is particularly useful for new insurance companies or new lines of business where there are no historical losses or where past loss experience is not credible.

Bornhuetter-Ferguson Paid Loss Method. The Bornhuetter-Ferguson paid loss method is a combination of the paid loss development method and the expected loss ratio method. The amount of losses yet to be paid is based upon the expected loss ratios and the expected percentage of losses unpaid. These expected loss ratios are modified to the extent paid losses to date differ from what would have been expected to have been paid based upon the selected paid loss development pattern. This method avoids some of the distortions that could result from a large development factor being applied to a small base of paid losses to calculate ultimate losses. This method will react slowly if actual loss ratios develop differently because of major changes in rate levels, retentions or deductibles, the forms and conditions of reinsurance coverage, the types of risks covered or a variety of other changes.

B-F Method. The B-F method is similar to the Bornhuetter-Ferguson paid loss method with the exception that it uses reported losses and reported loss development factors.

During 2012, 2011 and 2010, we adjusted our reliance on actuarial methods utilized for certain casualty lines of business and loss years within our U.S. insurance and international insurance lines from using a blend of the B-F method and the expected loss ratio method to using only the B-F method. We also began adjusting our reliance on actuarial methods utilized for certain other casualty lines of business and loss years within all of our operating units including the reinsurance lines, by placing greater reliance on the B-F method than on the expected loss ratio method. Placing greater reliance on more responsive actuarial methods for certain casualty lines of business and loss years within each of our operating units is a natural progression as we mature as a company and gain sufficient historical experience of our own that allows us to further refine our estimate of the reserve for losses and loss expenses. We believe utilizing only the B-F method for older loss years will more accurately reflect the reported loss activity we have had thus far in our ultimate loss ratio selections, and will better reflect how the ultimate losses will develop over time. We will continue to utilize the expected loss ratio method for the most recent loss years until we have sufficient experience to utilize other acceptable actuarial methodologies.

We expect that the trend of placing greater reliance on more responsive actuarial methods, for example from the expected loss ratio method to the B-F method, to continue as both (1) our loss years mature and become more statistically reliable and (2) as we build databases of our internal loss development patterns. The expected loss ratio remains a key assumption as the Bornhuetter-Ferguson methods rely upon an expected loss ratio selection and a loss development pattern selection.

The key assumptions used to arrive at our best estimate of loss reserves are the expected loss ratios, rate of loss cost inflation, selection of benchmarks and reported and paid loss emergence patterns. Our reporting factors and expected loss ratios are based on a blend of our own experience and industry benchmarks for longer tailed business and primarily our own experience for shorter tail business. The benchmarks selected were those that we believe are most similar to our underwriting business.

Our expected loss ratios for shorter tail lines change from year to year. As our losses from shorter tail lines of business are reported relatively quickly, we select our expected loss ratios for the most recent years based upon our actual loss ratios for our older years adjusted for rate changes, inflation, cost of reinsurance and average storm activity. For the shorter tail lines, we initially used benchmarks for reported and paid loss emergence patterns. As we mature as a company, we have begun supplementing those benchmark patterns with our actual patterns as appropriate. For the longer tail lines, we continue to use benchmark patterns, although we update the benchmark patterns as additional information is published regarding the benchmark data.

For shorter tail lines, the primary assumption that changed during both 2012 as compared to 2011 and 2011 as compared to 2010 as it relates to prior year losses was actual paid and reported loss emergence patterns were generally less severe than estimated for each year due to lower frequency and severity of reported losses. As a result of this change, we recognized net favorable prior year reserve development in both 2012 and 2011. However, we did experience significant losses on certain of our shorter tail lines related to the current loss year.

The selection of the expected loss ratios for the longer tail lines is our most significant assumption. Due to the lengthy reporting pattern of longer tail lines, we supplement our own experience with industry benchmarks of expected loss ratios and reporting patterns in addition to our own experience. For our longer tail lines, the primary assumption that changed during both 2012 as compared to 2011 and 2011 as compared to 2010 as it relates to prior year losses was using the Bornhuetter-Ferguson loss development method for certain casualty lines of business and loss years as discussed above. This method calculated a lower projected loss ratio based on loss emergence patterns to date. As a result of the change in the expected loss ratio, we recognized net favorable prior year reserve development in 2012, 2011 and 2010. We believe that recognition of the reserve changes in the period they were recorded was appropriate since a pattern of reported losses had not emerged and the loss years were previously too immature to deviate from the expected loss ratio method in prior periods.

V. GLOSSARY

Accident year	The year in which the event occurred that triggers a claim to us. All years referred to are years ending December 31.

ALAE	Allocated loss adjustment expense, which is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors and legal experts.

Assumed reinsurance	That portion of a risk that a reinsurer accepts from an insurer in return for a stated premium.

Attachment point	The loss point of which an insurance or reinsurance policy becomes operative and below which any losses are retained by either the insured or other insurers or reinsurers, as the case may be.

Case reserves	Loss reserves, established with respect to specific, individual reported claims.

Casualty lines	Insurance that is primarily concerned with losses due to injuries to persons and liability imposed on the insured for such injury or for damage to the property of others.

Catastrophe reinsurance	A form of excess-of-loss reinsurance that, subject to a specified limit, indemnifies the ceding company for the amount of loss in excess of a specified retention with respect to an accumulation of losses resulting from a catastrophic event. The actual reinsurance document is called a “catastrophe cover.” These reinsurance contracts are typically designed to cover property insurance losses but can be written to cover other types of insurance losses such as workers’ compensation policies.

Cede, cedent or ceding company	When an insurer transfers some or all of its risk to a reinsurer, it “cedes” business and is referred to as the “ceding company” or “cedent.”

Claims-made policies	A liability policy covering all claims first advised during the term of the insurance policy, regardless of when the loss itself was sustained.

Deductible	The amount of exposure an insured retains on any one risk or group of risks. The term may apply to an insurance policy, where the insured is an individual or business, or a reinsurance contract, where the insured is an insurance company. See “Retention.”

D&O side A cover	Insurance that provides liability coverage to directors and officers for non-indemnified losses arising from their negligence or malfeasance. Coverage applies only if the directors and officers are not indemnified by their company for such loss. Such coverage is provided on both an excess basis (i.e., policy attaches after all underlying policy limits are exhausted) and on a “difference-in-conditions” basis (i.e., policy drops down and attaches at a lower attachment point due to the failure or inability of the underlying policy(ies) to pay the loss).

Earned premiums	That portion of premiums written that applies to the expired portion of the policy term. Earned premiums are recognized as revenues under both statutory accounting practice and accounting principles generally accepted in the United States of America.

Employment practices liability insurance	Insurance that primarily provides liability coverage to organizations and their employees for losses arising from acts of discrimination, harassment and retaliation against current and prospective employees of the organization.

Errors and omissions	Insurance that provides liability coverage for claims arising from professional negligence or malpractice, subject to applicable exclusions, terms and conditions of the policy.

Excess or Excess layer	Insurance to cover losses in one or more layers above a certain amount with losses below that amount usually covered by the insured’s primary policy and its self-insured retention.

Excess-of-loss reinsurance	Reinsurance that indemnifies the insured against all or a specified portion of losses over a specified amount or retention.

Exclusions	Provisions in an insurance or reinsurance policy excluding certain risks or otherwise limiting the scope of coverage.

Exposure	The possibility of loss. A unit of measure of the amount of risk a company assumes.

Facultative reinsurance	The reinsurance of all or a portion of the insurance provided by a single policy. Each policy reinsured is separately negotiated.

Fiduciary liability insurance	Insurance that primarily provides liability coverage to fiduciaries of employee benefit and welfare plans for losses arising from the breach of any fiduciary duty owed to plan beneficiaries.

General casualty	Insurance that is primarily concerned with losses due to injuries to persons and liability imposed on the insured for such injury or for damage to the property of others.

Global loss triangles	A table of loss experience showing total losses for a certain period at regular valuation dates, reflecting the change in amounts as claims mature. Older periods in the table will have one more entry than the next youngest period, leading to the triangle shape of the data in the table.

Gross premiums written	Total premiums for insurance and reinsurance written during a given period.

Healthcare lines	Insurance coverage, often referred to as medical malpractice insurance, which addresses liability risks of doctors, surgeons, nurses, other healthcare professionals and the institutions (hospitals, clinics, etc.), in which they practice.

Incurred but not reported (“IBNR”) reserves	Reserves established by us for claims that have occurred but have not yet been reported to us as well as for changes in the values of claims that have been reported to us but are not yet settled.

LAE	The total of ALAE and ULAE.

Loss corridor	A mechanism contained in a reinsurance treaty that requires the cedent to be responsible for a certain amount of the ultimate net loss that is above the company’s designated retention and below the designated limit, and which would otherwise be reimbursed under the treaty. Loss corridors are employed to mitigate the volatility of reinsurance agreements.

Loss development	The difference between the original loss as initially reserved by an insurer or reinsurer and its subsequent evaluation at a later date or at the time of its closure. Loss development occurs because of inflation and time lags between the occurrence of claims and the time they are actually reported to an insurer or reinsurer. To account for these increases, a “loss development factor” or multiplier is usually applied to a claim or group of claims in an effort to more accurately project the ultimate amount that will be paid.

Loss reserves	Liabilities established by insurers and reinsurers to reflect the estimated cost of claims incurred that the insurer or reinsurer will ultimately be required to pay. Reserves are established for losses and for loss expenses, and consist of case reserves and IBNR reserves. As the term is used in this Form 10-K, “loss reserves” is meant to include reserves for both losses and for loss expenses.

Loss year	The year to which a claim is attributed based upon the terms in the underlying policy or contract. All years referred to are years ending December 31.

Losses and loss expense ratio	Derived by dividing net losses and loss expenses by net earned premiums.

Losses and loss expenses	“Losses” are an occurrence that is the basis for submission or payment of a claim. Losses may be covered, limited or excluded from coverage, depending on the terms of the insurance policy or other insurance or reinsurance contracts. “Loss expenses” are the expenses incurred by an insurance or reinsurance company in settling a loss.

Losses discovered basis	Covers losses that are discovered by the insured during the policy period and a specified period thereafter (unless replaced with similar insurance), no matter when the loss occurred and it does not matter if the insured had prior coverage.

Net limits	The amount that an insurer or reinsurer will insure or reinsure for a specified risk, a portfolio of risks or on a single insured entity, less any applicable reinsurance purchased by such insurer or reinsurer. The term also refers to the maximum amount of benefit payable for a given claim or occurrence.

Occurrence policies	A liability policy covering all claims arising from an event that takes place during the policy period, regardless of when the claim is reported to us.

Occurrence-reported policies	A liability policy covering all claims arising from an event that takes place after a date specified in the policy and the claims must be reported to the insurer during the policy period.

Paid losses	Claim amounts paid to insureds or ceding companies.

Primary insurance	Insurance that absorbs the losses immediately above the insured’s retention layer. A primary insurer will pay up to a certain dollar amount of losses over the insured’s retention, at which point a higher layer excess insurer will be liable for additional losses. The coverage terms of a primary insurance layer typically assume an element of regular loss frequency.

Professional liability	Insurance that provides liability coverage to directors and officers, attorneys, doctors, accountants and other professionals who offer services to the general public and claim expertise in a particular area greater than the ordinary layperson for their negligence or malfeasance.

Property catastrophe coverage	In reinsurance, coverage that protects the ceding company against accumulated losses in excess of a stipulated sum that arise from a catastrophic event such as an earthquake, fire or windstorm. “Catastrophe loss” generally refers to the total loss of an insurer arising out of a single catastrophic event.

Quota share reinsurance	A proportional reinsurance treaty in which the ceding company cedes an agreed-on percentage of every risk it insures that falls within a class or classes of business subject to the treaty.

Reinsurance	The practice whereby one insurer, called the reinsurer, in consideration of a premium paid to that reinsurer, agrees to indemnify another insurer, called the ceding company, for part or all of the liability of the ceding company under one or more policies or contracts of insurance that it has issued.

Report year	The year in which a claim is reported to us. All years referred to are years ending December 31.

Reserves	Liabilities established by insurers and reinsurers to reflect the estimated cost of claims incurred that the insurer or reinsurer will ultimately be required to pay. Reserves are established for losses and for loss expenses, and consist of case reserves and IBNR reserves. As the term is used in this report, “reserves” are meant to include reserves for both losses and for loss expenses.

Retention	The amount of exposure an insured retains on any one risk or group of risks. The term may apply to an insurance policy, where the insured is an individual or business, or a reinsurance contract, where the insured is an insurance company. See “Deductible.”

Short tail	Lines of business where claims are generally reported and paid within a relatively short period of time following the policy coverage period.

Surplus treaty reinsurance	Reinsurance contracts under which the ceding company agrees to cede and the reinsurer agrees to assume part of every risk that exceeds the ceding company’s predetermined retention limit. The reinsurer shares in premiums and losses in the same proportion as it shares in the total policy limits of the risk.

Swing-rated premium	Earned premiums from a “swing-rated” reinsurance contract, which is a contract that links the ultimate amount of ceded premium to the ultimate loss ratio on the reinsured business. This type of reinsurance contract enables the cedent to retain a greater portion of premium if the ultimate loss ratio develops at a level below the initial loss threshold set by the reinsurers, but requires a higher amount of ceded premium if the ultimate loss ratio develops above the initial threshold.

Treaties	Reinsurance contracts under which the ceding company agrees to cede and the reinsurer agrees to assume risks of a particular class or classes of business.

Treaty year	The year in which the contract incepts. Exposure from contracts incepting during the current treaty year will potentially affect both the current accident year as well future accident years.

ULAE	Means unallocated loss adjustment expenses, which are an assessment of the internal expenses required to settle claims.

Ultimate loss	Total of all expected settlement amounts, whether paid or reserved together with any associated loss adjustment expenses, and is the estimated total amount of loss at the measurement date. For purposes of this report, “ultimate loss” is the sum of paid losses, case reserves and IBNR.

Underwriter	An employee of an insurance or reinsurance company who examines, accepts or rejects risks and classifies accepted risks in order to charge an appropriate premium for each accepted risk. The underwriter is expected to select business that will produce an average risk of loss no greater than that anticipated for the class of business.